Computershare 9062 Old Annapolis Road Columbia, Maryland 21045 www.computershare.com ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA Computershare Corporate Trust - Document Custody Platform The management (“Management”) of the Computershare Corporate Trust division of Computershare Trust Company, National Association (the “Company”) is responsible for assessing the Company’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable to the servicing platform for the period as follows: Purchase of corporate trust business. On November 1, 2021, Wells Fargo Bank, N.A. (“Wells Fargo”) and certain of its affiliates sold substantially all of its Corporate Trust Services (“CTS”) division to the Company, Computershare Delaware Trust Company (“CDTC”), and Computershare Limited (“Computershare Limited,” and collectively with the Company and CDTC, “Computershare”). Virtually all CTS employees of Wells Fargo, along with most existing CTS systems, technology, and offices transferred to Computershare as part of the sale. For the Document Custody Platform (defined below) transactions and during the Period (defined below), the Company either (i) served directly in the related document custody services role (collectively, the “Document Custody Platform Role”), or (ii) served as agent for Wells Fargo who remained in the related Document Custody Platform Role. More specifically, since its acquisition of the Wells Fargo CTS business on November 1, 2021, including during the Period, the Company has (i) closed new document custody transactions and (ii) completed the transfer of certain document custody transaction roles from Wells Fargo CTS to Computershare, for which, in each case, during all or a portion of the Period, the Company performed the related Document Custody Platform Role directly (the “Company’s Direct Role Transactions”). The Company’s Direct Role Transactions comprise a minority of the overall Document Custody Platform transactions for the Period. For a significant majority of the Document Custody Platform transactions, the Company served, during all or a portion of the Period, as agent for Wells Fargo who remained in the related Document Custody Platform Role (the “Company’s Agent Role Transactions”). For the Company’s Agent Role Transactions, Wells Fargo had not, as of the beginning of the Period, transferred to Computershare the Document Custody Platform Role, and therefore the Company performed, during all or a portion of the Period, virtually all of Wells Fargo’s contractual duties for such transactions as its agent. As a result, for the Company’s Agent Role Transactions, the Company and Wells Fargo have determined that the Company is a party participating in the servicing function with respect to the Document Custody Platform, and accordingly, the Company is taking responsibility for assessing its compliance with the Applicable Servicing Criteria (defined below) relevant to the servicing activities performed by the Company for the Document Custody Platform, as of and for the twelve months ended December 31, 2023. Period: As of January 1, 2023 through and including December 31, 2023 (the “Period”). Platform: The platform consists of residential mortgage-backed securities (“RMBS”) transactions, commercial mortgage-backed securities (“CMBS”) transactions, and other asset-backed securities (“ABS”) transactions, in each case for which the Company provides document custody services, either directly in the related role for such services or as the agent of the party performing such services, and for which either (a) some or all of the issued securities for such RMBS, CMBS, and ABS transactions were publicly offered on or after January 1, 2006 pursuant to a registration statement delivered under the Securities Act of 1933, as amended, or (b) the issued securities Exhibit 33.3

2 for such RMBS, CMBS, and ABS transactions were privately offered on or after January 1, 2006 pursuant to an exemption from registration and the Company (and/or the party for whom it acts as agent) has an obligation under the transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB; provided however that, the platform excludes any transactions for which the offered securities were issued, sponsored and/or guaranteed by any agency or instrumentality of the U.S. government or any government-sponsored entity, other than certain RMBS transactions for which the offered securities were issued, sponsored and/or guaranteed by the Federal Deposit Insurance Corporation (the “Document Custody Platform”). Appendix A identifies the individual transactions defined by Management as constituting the Document Custody Platform for the Period. Applicable Servicing Criteria: Management has determined that the servicing criteria set forth in Item 1122(d)(1)(ii), 1122(d)(1)(iv), 1122(d)(4)(i), 1122(d)(4)(ii) and 1122(d)(4)(iii) are applicable to the Company’s obligations, or the obligations of the party for whom the Company ultimately acts as agent, in either case under the related transaction agreements with respect to the Document Custody Platform for the Period (as applicable, the “Company’s Obligations”); provided however that, with respect to the Document Custody Platform, servicing criterion 1122(d)(4)(iii) is applicable only as it relates to the Company’s Obligation to review and maintain the required loan documents related to any additions, removals or substitutions in accordance with the transaction agreements (the “Applicable Servicing Criteria”). Management has determined that all other servicing criteria set forth in Item 1122(d) are not applicable to the Company’s Obligations with respect to the Document Custody Platform for the Period. Third parties classified as vendors: With respect to servicing criteria 1122(d)(4)(i) and 1122(d)(4)(ii), for certain ABS transactions included in the Document Custody Platform, the Company has engaged a vendor to handle certain aspects of maintaining and safeguarding pool assets, the security thereon, and related documents as required by such servicing criteria. Management has determined that the vendor is not considered a “servicer” as defined in Item 1101(j) of Regulation AB, and Management elects to take responsibility for assessing compliance with the portion of servicing criteria 1122(d)(4)(i) and 1122(d)(4)(ii) applicable to this vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (“C&DI 200.06”). The Company has policies and procedures in place designed to provide reasonable assurance that the vendor’s activities comply in all material respects with the servicing criteria applicable to the vendor. Management is solely responsible for determining that the Company meets the SEC requirements to apply C&DI 200.06 for the vendor and the related servicing criteria. With respect to the Document Custody Platform and the Period, Management provides the following assessment of the Company’s compliance with respect to the Applicable Servicing Criteria: 1. Management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria. 2. Management has assessed the Company’s compliance with the Applicable Servicing Criteria, including the servicing criteria for which compliance is determined based on C&DI 200.06 as described above. In performing this assessment, Management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. 3. With respect to Applicable Servicing Criterion 1122(d)(4)(iii), Management has determined that there were no activities performed during the Period with respect to the Document Custody Platform, because there were no occurrences of events that would require the Company to perform such activities. 4. Based on such assessment for the Period, the Company has complied in all material respects with the Applicable Servicing Criteria for the Period.

3 PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report with respect to Management’s assessment of the Company’s compliance with the Applicable Servicing Criteria for the Period. Computershare Trust Company, National Association By: /s/ Michael L. Northagen Michael L. Northagen Title: Senior Vice President Dated: February 13, 2024

Appendix A-1 Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria Document Custody Platform Transactions CTCNA Deal Identifier Long Name 36502021-PF1 3650R 2021-PF1 Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2021-PF1 3650R2022-PF2 3650R 2022-PF2 Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2022-PF2 ABFC 2006-HE1 ABFC 2006-HE1 Trust Asset-Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1 ABFC 2006-OPT1 ABFC 2006-OPT1 Trust Asset-Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT1 ABFC 2006-OPT2 ABFC 2006-OPT2 Trust Asset-Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT2 ABFC 2006-OPT3 ABFC 2006-OPT3 Trust Asset-Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT3 ABFC 2007-WMC1 ABFC 2007-WMC1 Trust Asset Backed Funding Corporation Asset Backed Certificates, Series 2007-WMC1 ABSC2006-HE3 Asset Backed Securities Corporation Home Equity Loan Trust, Series OOMC 2006-HE3 Asset Backed Pass-Through Certificates, Series OOMC 2006-HE3 ABSC2006-HE5 Asset Backed Securities Corporation Home Equity Loan Trust, Series OOMC 2006-HE5 Asset Backed Pass-Through Certificates, Series OOMC 2006-HE5 ACE 2006-ASAP1 ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP1 Asset-Backed Pass- Through Certificates ACE 2006-ASAP3 ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP3 Asset-Backed Pass-Through Certificates ACE 2006-ASAP4 ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP4 Asset-Backed Pass-Through Certificates ACE 2006-ASAP5 ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP5 Asset-Backed Pass- Through Certificates ACE 2006-ASAP6 ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6 Asset-Backed Pass-Through Certificates ACE 2006-ASL1 ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASL1 Asset-Backed Pass- Through Certificates ACE 2006-CW1 ACE Securities Corp. Home Equity Loan Trust, Series 2006-CW1 Asset-Backed Pass- Through Certificates ACE 2006-FM1 ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM1 Asset-Backed Pass- Through Certificates ACE 2006-FM2 ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM2 Asset-Backed Pass- Through Certificates ACE 2006-HE1 ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1 Asset-Backed Pass- Through Certificates ACE 2006-HE3 ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE3 Asset-Backed Pass- Through Certificates ACE 2006-HE4 ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE4 Asset-Backed Pass- Through Certificates ACE 2006-OP1 ACE Securities Corp. Home Equity Loan Trust, Series 2006-OP1 Asset-Backed Pass- Through Certificates ACE 2006-OP2 ACE Securities Corp. Home Equity Loan Trust, Series 2006-OP2 Asset-Backed Pass- Through Certificates ACE 2006-SD1 ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD1 Asset-Backed Pass- Through Certificates ACE 2006-SD2 ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD2 Asset-Backed Pass- Through Certificates ACE 2006-SL1 ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL1 Asset-Backed Pass- Through Certificates ACE 2006-SL2 ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL2 Asset-Backed Pass- Through Certificates ACE 2006-SL3 ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL3 Asset-Backed Pass- Through Certificates ACE 2006-SL4 ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL4 Asset-Backed Pass- Through Certificates ACE 2007-ASAP1 ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP1 Asset-Backed Pass-Through Certificates ACE 2007 ASAP2 ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP2 Asset-Backed Pass-Through Certificates ACE 2007-ASL1 ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASL1 Asset-Backed Pass- Through Certificates ACE 2007-D1 ACE Securities Corp. Mortgage Loan Trust, Series 2007-D1

Appendix A-2 Document Custody Platform Transactions CTCNA Deal Identifier Long Name ACE 2007-HE1 ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE1 Asset-Backed Pass- Through Certificates ACE 2007-HE2 ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE2 Asset-Backed Pass- Through Certificates ACE 2007-HE3 ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE3 Asset-Backed Pass- Through Certificates ACE 2007-HE4 ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4 Asset-Backed Pass- Through Certificates ACE 2007-HE5 ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE5 Asset-Backed Pass- Through Certificates ACE 2007-SL1 ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL1 Asset-Backed Pass- Through Certificates ACE 2007-SL2 ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL2 Asset-Backed Pass- Through Certificates ACE 2007-WM1 ACE Securities Corp. Home Equity Loan Trust, Series 2007-WM1 Asset-Backed Pass- Through Certificates ACE 2007-WM2 ACE Securities Corp. Home Equity Loan Trust, Series 2007-WM2 Asset-Backed Pass- Through Certificates AMMST2021-MF2 Arbor Multifamily Mortgage Securities Trust 2021-MF2 Multifamily Mortgage Pass- Through Certificates Series 2021-MF2 AMMST2021-MF3 Arbor Multifamily Mortgage Securities Trust 2021-MF3 Multifamily Mortgage Pass- Through Certificates Series 2021-MF3 AMMST2022-MF4 Arbor Multifamily Mortgage Securities Trust 2022-MF4 Multifamily Mortgage Pass- Through Certificates Series 2022-MF4 ARMT 2006-2 Adjustable Rate Mortgage Trust 2006-2 Adjustable Rate Mortgage-Backed Pass- Through Certificates, Series 2006-2 ARMT 2006-3 Adjustable Rate Mortgage Trust 2006-3 Adjustable Rate Mortgage-Backed Pass- Through Certificates, Series 2006-3 BAC 2006-4 Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-4 BACM 2008-1 Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-1 BACM 2008-LS1 Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-LS1 BACM2016-UBS10 Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10, Commercial Mortgage Pass-Through Certificates, Series 2016-UBS10 BACM-2017-BNK3 Bank of America Merrill Lynch Commercial Mortgage Trust 2017-BNK3, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK3 BACM2017-BNK6 BANK 2017-BNK6 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK6 BACM2017-BNK9 BANK 2017-BNK9 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK9 BACM2018-BNK12 BANK 2018-BNK12 Commercial Mortgage Pass-Through Certificates, Series 2018- BNK12 BACM2018-BNK15 BANK 2018-BNK15 Commercial Mortgage Pass-Through Certificates, Series 2018- BNK15 BACM2019-BNK18 BANK 2019-BNK18 Commercial Mortgage Pass-Through Certificates, Series 2019- BNK18 BACM2019-BNK21 BANK 2019-BNK21 Commercial Mortgage Pass-Through Certificates, Series 2019- BNK21 BACM2019-BNK24 BANK 2019-BNK24 Commercial Mortgage Pass-Through Certificates, Series 2019- BNK24 BACM2020-BNK27 BANK 2020-BNK27 Commercial Mortgage Pass-Through Certificates, Series 2020- BNK27 BACM2020-BNK30 BANK 2020-BNK30 Commercial Mortgage Pass-Through Certificates, Series 2020- BNK30 BACM2021-BNK33 BANK 2021-BNK33 Commercial Mortgage Pass-Through Certificates, Series 2021- BNK33 BACM2021-BNK36 BANK 2021-BNK36 Commercial Mortgage Pass-Through Certificates, Series 2021- BNK36 BAFC 2006-B Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-B BAFC 2006-C Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-C BAFC 2006-E Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-E BAMLL2016-ISQR BAMLL Commercial Mortgage Securities Trust 2016-ISQR, Commercial Mortgage Pass- Through Certificates, Series 2016-ISQR

Appendix A-3 Document Custody Platform Transactions CTCNA Deal Identifier Long Name BAMLL2017-AMO Del Amo Fashion Center Trust 2017-AMO Commercial Mortgage Pass-Through Certificates, Series 2017-AMO BAMLL2019-LIC Jackson Park Trust 2019-LIC, Commercial Mortgage Pass-Through Certificates, Series 2019-LIC BAMLL2020-BHP3 BAMLL Commercial Mortgage Securities Trust 2020-BHP3, Commercial Mortgage Pass- Through Certificates, Series 2020-BHP3 BAMLL2020-BOC BAMLL Commercial Mortgage Securities Trust 2020-BOC, Commercial Mortgage Pass- Through Certificates, Series 2020-BOC BAMLL2020-GRCE Grace Trust 2020-GRCE Commercial Mortgage Pass-Through Certificates, Series 2020- GRCE BANK2018-BNK11 BANK 2018-BNK11 Commercial Mortgage Pass-Through Certificates, Series 2018- BNK11 BANK2019-BNK23 BANK 2019-BNK23 Commercial Mortgage Pass-Through Certificates, Series 2019- BNK23 BANK2020-BNK26 BANK 2020-BNK26 Commercial Mortgage Pass Through Certificates, Series 2020- BNK26 BANK2020-BNK28 BANK 2020-BNK28 Commercial Mortgage Pass-Through Certificates, Series 2020- BNK28 BANK2020-BNK29 BANK 2020-BNK29 Commercial Mortgage Pass-Through Certificates, Series 2020- BNK29 BANK2021-BNK31 BANK 2021- BNK31 Commercial Mortgage Pass-Through Certificates, Series 2021- BNK31 BANK2021-BNK32 BANK 2021-BNK32 Commercial Mortgage Pass-Through Certificates Series 2021- BNK32 BANK2021-BNK35 BANK 2021-BNK35 Commercial Mortgage Pass Through Certificates, Series 2021- BNK35 BANK2021-BNK38 BANK 2021-BNK38 Commercial Mortgage Pass Through Certificates, Series 2021- BNK38 BANK2022-BNK39 BANK 2022-BNK39 Commercial Mortgage Pass-Through Certificates, Series 2022- BNK39 BANK2022-BNK40 BANK 2022-BNK40 Commercial Mortgage Pass-Through Certificates, Series 2022- BNK40 BANK2022-BNK41 BANK 2022-BNK41 Commercial Mortgage Pass-Through Certificates, Series 2022- BNK41 BANK2022-BNK42 BANK 2022-BNK42 Commercial Mortgage Pass-Through Certificates, Series 2022- BNK42 BANK2022-BNK43 BANK 2022-BNK43 Commercial Mortgage Pass-Through Certificates, Series 2022- BNK43 BANK2022-BNK44 BANK 2022-BNK44 Commercial Mortgage Pass-Through Certificates, Series 2022- BNK44 BANK2023-BNK45 BANK 2023-BNK45 Commercial Mortgage Pass-Through Certificates, Series 2023- BNK45 BANK2023-BNK46 BANK 2023-BNK46 Commercial Mortgage Pass-Through Certificates, Series 2023- BNK46 BANK52023-5YR2 BANK5 2023-5YR2 Commercial Mortgage Pass-Through Certificates Series 2023-5YR2 BANK52023-5YR3 BANK5 2023-5YR3, Commercial Mortgage Pass-Through Certificates, Series 2023- 5YR3 BANK52023-5YR4 BANK5 2023-5YR4 Commercial Mortgage Pass-Through Certificates Series 2023-5YR4 BARCBCAP2007AA1 BCAP Trust LLC 2007-AA1 Mortgage Pass-Through Certificates Series 2007-AA1 BARCBCAP2007AA2 BCAP Trust LLC 2007-AA2 Mortgage Pass-Through Certificates Series 2007-AA2 BARCBCAP2007AA3 BCAP Trust LLC 2007-AA3 Mortgage Pass-Through Certificates Series 2007-AA3 BARCBCAP2007AA4 BCAP Trust LLC 2007-AA4 Mortgage Pass-Through Certificates Series 2007-AA4 BARCBCAP2007AB1 BCAPB Trust LLC 2007-AB1 Mortgage Pass-Through Certificates Series 2007-AB1 BARCSABR2006FR4 Securitized Asset Backed Receivables LLC Trust 2006-FR4 Mortgage Pass-Through Certificates Series 2006-FR4 BARCSABR2006WM4 Securitized Asset Backed Receivables LLC Trust 2006-WM4 Mortgage Pass-Through Certificates Series 2006-WM4 BARCSABR2007BR2 Securitized Asset Backed Receivables LLC Trust 2007-BR2 Mortgage Pass-Through Certificates Series 2007-BR2 BARCSABR2007BR3 Securitized Asset Backed Receivables LLC Trust 2007-BR3 Mortgage Pass-Through Certificates Series 2007-BR3

Appendix A-4 Document Custody Platform Transactions CTCNA Deal Identifier Long Name BARCSABR2007-HE1 Securitized Asset Backed Receivables LLC Trust 2007-HE1 Mortgage Pass-Through Certificates Series 2007-HE1 BBCMS2016-ETC BBCMS 2016-ETC Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-ETC BBCMS2017-C1 BBCMS Mortgage Trust 2017-C1 Commercial Mortgage Pass-Through Certificates, Series 2017-C1 BBCMS2018-C2 BBCMS Mortgage Trust 2018-C2 Commercial Mortgage Pass-Through Certificates, Series 2018-C2 BBCMS2018-CHRS BBCMS 2018-CHRS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-CHRS BBCMS2019-B3B4 MFTII 2019-B3B4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-B3B4 BBCMS2019-C3 BBCMS Mortgage Trust 2019-C3 Commercial Mortgage Pass-Through Certificates, Series 2019-C3 BBCMS2019-C4 BBCMS Mortgage Trust 2019-C4 Commercial Mortgage Pass-Through Certificates, Series 2019-C4 BBCMS2019-C5 BBCMS Mortgage Trust 2019-C5 Commercial Mortgage Pass-Through Certificates, Series 2019-C5 BBCMS2020-C6 BBCMS Mortgage Trust 2020-C6 Commercial Mortgage Pass-Through Certificates, Series 2020-C6 BBCMS2020-C7 BBCMS Mortgage Trust 2020-C7 Commercial Mortgage Pass-Through Certificates, Series 2020-C7 BBCMS2020-C8 BBCMS Mortgage Trust 2020-C8 Commercial Mortgage Pass-Through Certificates, Series 2020-C8 BBCMS2021-C10 BBCMS Mortgage Trust 2021-C10 Commercial Mortgage Pass Through Certificates Series 2021-C10 BBCMS2021-C11 BBCMS Mortgage Trust 2021-C11 Commercial Mortgage Pass-Through Certificates, Series 2021-C11 BBCMS2021-C12 BBCMS Mortgage Trust 2021-C12 Commercial Mortgage Pass-Through Certificates, Series 2021-C12 BBCMS2021-C9 BBCMS Mortgage Trust 2021-C9 Commercial Mortgage Pass-Through Certificates Series 2021-C9 BBCMS2022-C14 BBCMS Mortgage Trust 2022-C14 Commercial Mortgage Pass-Through Certificates, Series 2022-C14 BBCMS2022-C15 BBCMS Mortgage Trust 2022-C15 Commercial Mortgage Pass-Through Certificates Series 2022-C15 BBCMS2022-C16 BBCMS Mortgage Trust 2022-C16 Commercial Mortgage Pass-Through Certificates Series 2022-C16 BBCMS2022-C17 BBCMS Mortgage Trust 2022-C17 Commercial Mortgage Pass-Through Certificates Series 2022-C17 BBCMS2022-C18 BBCMS Mortgage Trust 2022-C18 Commercial Mortgage Pass-Through Certificates Series 2022-C18 BBCMS2023-5C23 BBCMS Mortgage Trust 2023-5C23 Commercial Mortgage Pass-Through Certificates, Series 2023-5C23 BBCMS2023-C19 BBCMS Mortgage Trust 2023-C19 Commercial Mortgage Pass-Through Certificates Series 2023-C19 BBCMS2023-C20 BBCMS Mortgage Trust 2023-C20 Commercial Mortgage Pass-Through Certificates Series 2023-C20 BBCMS2023-C21 BBCMS Mortgage Trust 2023-C21 Commercial Mortgage Pass-Through Certificates Series 2023-C21 BBCMS2023-C22 BBCMS Mortgage Trust 2023-C22 Commercial Mortgage Pass-Through Certificates Series 2023-C22 BCAP 2006-AA1 BCAP Trust LLC 2006-AA1 Mortgage Pass-Through Certificates Series 2006-AA1 BCAP 2006-AA2 BCAP Trust LLC 2006-AA2 Mortgage Pass-Through Certificates Series 2006-AA2 BCAP 2007-AA5 BCAP Trust LLC 2007-AA5 Mortgage Pass-Through Certificates Series 2007-AA5 BEARBSMF2006SL1 Bear Stearns Mortgage Funding Trust 2006-SL1 Mortgage-Backed Certificates, Series 2006-SL1 BEARBSMF2006SL2 Bear Stearns Mortgage Funding Trust 2006-SL2 Mortgage-Backed Certificates, Series 2006-SL2 BEARBSMF2006SL3 Bear Stearns Mortgage Funding Trust 2006-SL3 Mortgage-Backed Certificates, Series 2006-SL3 BEARBSMF2006SL4 Bear Stearns Mortgage Funding Trust 2006-SL4 Mortgage-Backed Certificates, Series 2006-SL4 BEARBSMF2006SL5 Bear Stearns Mortgage Funding Trust 2006-SL5 Mortgage-Backed Certificates, Series 2006-SL5

Appendix A-5 Document Custody Platform Transactions CTCNA Deal Identifier Long Name BEARBSMF2006SL6 Bear Stearns Mortgage Funding Trust 2006-SL6 Mortgage-Backed Certificates, Series 2006-SL6 BEARBSMF2007SL1 Bear Stearns Mortgage Funding Trust 2007-SL1 Mortgage-Backed Certificates, Series 2007-SL1 BEARBSMF2007SL2 Bear Stearns Mortgage Funding Trust 2007-SL2 Mortgage-Backed Certificates, Series 2007-SL2 BEARBSSLT20071 Bear Stearns Asset Backed Securities I LLC Bear Stearns Second Lien Trust 2007-1, Mortgage-Backed Notes, Series 2007-1 BEARPRIME20062 Structured Asset Mortgage Investments II Inc. Prime Mortgage Trust, Certificates Series 2006-2 BEARPRIME20071 Structured Asset Mortgage Investments II Inc. Prime Mortgage Trust, Certificates Series 2007-1 BEARPRIME20072 Structured Asset Mortgage Investments II Inc. Prime Mortgage Trust, Certificates Series 2007-2 BEARPRIME20073 Structured Asset Mortgage Investments II Inc. Prime Mortgage Trust, Certificates Series 2007-3 BEARSACO200610 SACO I Trust 2006-10 Mortgage-Backed Certificates, Series 2006-10 BEARSACO20062 SACO I Trust 2006-2 Mortgage-Backed Certificates, Series 2006-2 BEARSACO20063 SACO I Trust 2006-3 Mortgage-Backed Certificates, Series 2006-3 BEARSACO20064 SACO I Trust 2006-4 Mortgage-Backed Certificates, Series 2006-4 BEARSACO20065 SACO I Trust 2006-5 Mortgage-Backed Certificates, Series 2006-5 BEARSACO20066 SACO I Trust 2006-6 Mortgage-Backed Certificates, Series 2006-6 BEARSACO20067 SACO I Trust 2006-7 Mortgage-Backed Certificates, Series 2006-7 BEARSACO20069 SACO I Trust 2006-9 Mortgage-Backed Certificates, Series 2006-9 BEARSACO20072 SACO I Trust 2007-2 Mortgage-Backed Certificates, Series 2007-2 BMARK2018-B1 Benchmark 2018-B1 Mortgage Trust Commercial Mortgage Pass-Through Certificates BMARK2018-B2 Benchmark 2018-B2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B2 BMARK2018-B4 Benchmark 2018-B4 Mortgage Trust Commercial Mortgage Pass-Through Certificates BMARK2018-B5 Benchmark 2018-B5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B5 BMARK2018-B7 Benchmark 2018-B7 Mortgage Trust Commercial Mortgage Pass-Through Certificates BMARK2018-B8 Benchmark 2018-B8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B8 BMARK2019-B10 Benchmark 2019-B10 Mortgage Trust Commercial Mortgage Pass-Through Certificates BMARK2019-B11 Benchmark 2019-B11 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-B11 BMARK2019-B13 Benchmark 2019-B13 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-B13 BMARK2019-B14 Benchmark 2019-B14 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-B14 BMARK2020-B16 Benchmark 2020-B16 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B16 BMARK2020-B17 Benchmark 2020-B17 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B17 BMARK2020-B18 Benchmark 2020-B18 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B18 BMARK2020-B20 Benchmark 2020-B20 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B20 BMARK2020-B21 Benchmark 2020-B21 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B21 BMARK2020-B22 Benchmark 2020-B22 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B22 BMARK2020-IG1 Benchmark 2020-IG1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-IG1 BMARK2020-IG2 Benchmark 2020-IG2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-IG2 BMARK2020-IG3 Benchmark 2020-IG3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-IG3 BMARK2021-B24 Benchmark 2021-B24 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2021-B24

Appendix A-6 Document Custody Platform Transactions CTCNA Deal Identifier Long Name BMARK2021-B25 Benchmark 2021-B25 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2021-B25 BMARK2021-B26 Benchmark 2021-B26 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2021-B26 BMARK2021-B28 Benchmark 2021-B28 Mortgage Trust Commercial Mortgage Pass Through Certificates, Series 2021-B28 BMARK2021-B29 Benchmark 2021-B29 Mortgage Trust Commercial Mortgage Pass Through Certificates, Series 2021-B29 BMARK2021-B30 Benchmark 2021-B30 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2021-B30 BMARK2022-B32 Benchmark 2022-B32 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B32 BMARK 2022-B33 Benchmark 2022-B33 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B33 BMARK2022-B34 Benchmark 2022-B34 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B34 BMARK2022-B35 Benchmark 2022-B35 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B35 BMARK2022-B36 Benchmark 2022-B36 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-B36 BMARK2022-B37 Benchmark 2022-B37 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2022-B37 BMARK2023-B38 Benchmark 2023-B38 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-B38 BMARK2023-B39 Benchmark 2023-B39 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-B39 BMARK2023-B40 Benchmark 2023-B40 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-B40 BMARK2023-V2 Benchmark 2023-V2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2023-V2 BMARK2023-V3 Benchmark 2023-V3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-V3 BMARK2023-V4 Benchmark 2023-V4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-V4 BMO2022-C1 BMO 2022-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-C1 BMO2022-C2 BMO 2022-C2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-C2 BMO2022-C3 BMO 2022-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-C3 BMO2023-5C1 BMO 2023-5C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-5C1 BMO2023-5C2 BMO 2023-5C2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-5C2 BMO2023-C4 BMO 2023-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-C4 BMO2023-C5 BMO 2023-C5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-C5 BMO2023-C6 BMO 2023-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-C6 BMO2023-C7 BMO 2023-C7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-C7 BOAALT 2006-2 Banc of America Alternative Loan Trust 2006-2 Mortgage Pass-Through Certificates Series 2006-2 BOAALT 2006-4 Banc of America Alternative Loan Trust 2006-4 Mortgage Pass-Through Certificates Series 2006-4 BOAALT 2006-5 Banc of America Alternative Loan Trust 2006-5 Mortgage Pass-Through Certificates Series 2006-5 BOAALT 2006-6 Banc of America Alternative Loan Trust 2006-6 Mortgage Pass-Through Certificates Series 2006-6 BOAALT 2006-7 Banc of America Alternative Loan Trust 2006-7 Mortgage Pass-Through Certificates Series 2006-7 BOAALT 2006-8 Banc of America Alternative Loan Trust 2006-8 Mortgage Pass-Through Certificates Series 2006-8 BOAALT 2006-9 Banc of America Alternative Loan Trust 2006-9 Mortgage Pass-Through Certificates Series 2006-9 BOAALT 2007-1 Banc of America Alternative Loan Trust 2007-1 Mortgage Pass-Through Certificates Series 2007-1

Appendix A-7 Document Custody Platform Transactions CTCNA Deal Identifier Long Name BOAALT 2007-2 Banc of America Alternative Loan Trust 2007-2 Mortgage Pass-Through Certificates Series 2007-2 BOAMS 2006-1 Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-1 BOAMS 2006-2 Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-2 BOAMS 2006-3 Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-3 BOAMS 2006-A Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-A BOAMS 2006-B Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-B BOAMS 2007-1 Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2007-1 BOAMS 2007-2 Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2007-2 BOAMS 2007-3 Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2007-3 BOAMS 2007-4 Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2007-4 BSAAT 2007-01 Bear Stearns ALT-A Trust II Mortgage Pass-Through Certificates Series 2007-1 BSABS 2006-2 Bear Stearns Asset-Backed Securities Trust 2006-2 Asset-Backed-Certificates Series 2006-2 BSABS 2006-3 Bear Stearns Asset-Backed Securities Trust 2006-3 Asset-Backed Certificates Series 2006-3 BSABS 2006-4 Bear Stearns Asset-Backed Securities Trust 2006-4 Asset-Backed Certificates Series 2006-4 BSABS 2006-AC1 Bear Stearns Asset-Backed Securities I Trust 2006-AC1 Asset-Backed Certificates Series 2006-AC1 BSABS 2006-AC2 Bear Stearns Asset-Backed Securities I Trust 2006-AC2 Asset-Backed Certificates Series 2006-AC2 BSABS 2006-AC3 Bear Stearns Asset-Backed Securities I Trust 2006-AC3 Asset-Backed Certificates Series 2006-AC3 BSABS 2006-AC4 Bear Stearns Asset-Backed Securities I Trust 2006-AC4 Asset-Backed Certificates Series 2006-AC4 BSABS 2006-AC5 Bear Stearns Asset-Backed Securities I Trust 2006-AC5 Asset-Backed Certificates Series 2006-AC5 BSABS 2006-IM1 Bear Stearns Asset-Backed Securities I Trust 2006-IM1 Asset-Backed Certificates Series 2006-IM1 BSABS 2006-SD1 Bear Stearns Asset-Backed Securities Trust 2006-SD1 Asset-Backed Certificates Series 2006-SD1 BSABS 2006-SD2 Bear Stearns Asset-Backed Securities Trust 2006-SD2 Asset-Backed Certificates Series 2006-SD2 BSABS 2006-SD3 Bear Stearns Asset-Backed Securities Trust 2006-SD3 Asset-Backed Certificates Series 2006-SD3 BSABS 2006-SD4 Bear Stearns Asset-Backed Securities Trust 2006-SD4 Asset-Backed Certificates Series 2006-SD4 BSABS 2006-ST1 Bear Stearns Asset-Backed Securities I Trust 2006-ST1 Asset-Backed Certificates Series 2006-ST1 BSABS 2007-1 Bear Stearns Asset-Backed Securities Trust 2007-1 Asset-Backed Certificates Series 2007-1 BSABS 2007-2 Bear Stearns Asset-Backed Securities Trust 2007-2 Asset-Backed Certificates Series 2007-2 BSABS 2007-AC1 Bear Stearns Asset-Backed Securities I Trust 2007-AC1 Asset-Backed Certificates Series 2007-AC1 BSABS 2007-AC2 Bear Stearns Asset-Backed Securities I Trust 2007-AC2 Asset-Backed Certificates Series 2007-AC2 BSABS 2007-AC3 Bear Stearns Asset-Backed Securities I Trust 2007-AC3 Asset-Backed Certificates Series 2007-AC3 BSABS 2007-AC4 Bear Stearns Asset-Backed Securities I Trust 2007-AC4 Asset-Backed Certificates Series 2007-AC4 BSABS 2007-AC5 Bear Stearns Asset-Backed Securities I Trust 2007-AC5 Asset-Backed Certificates Series 2007-AC5 BSABS 2007-AC6 Bear Stearns Asset-Backed Securities I Trust 2007-AC6 Asset-Backed Certificates Series 2007-AC6 BSABS 2007-SD1 Bear Stearns Asset-Backed Securities Trust 2007-SD1 Asset-Backed Certificates Series 2007-SD1 BSABS 2007-SD2 Bear Stearns Asset-Backed Securities Trust 2007-SD2 Asset-Backed Certificates Series 2007-SD2

Appendix A-8 Document Custody Platform Transactions CTCNA Deal Identifier Long Name BSABS 2007-SD3 Bear Stearns Asset-Backed Securities Trust 2007-SD3 Asset-Backed Certificates Series 2007-SD3 BSALTA 2006-1 Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-1 BSALTA 2006-2 Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-2 BSALTA 2006-3 Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-3 BSALTA 2006-4 Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-4 BSALTA 2006-5 Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-5 BSALTA 2006-6 Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-6 BSALTA 2006-7 Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-7 BSALTA 2006-8 Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-8 BSALTA 2007-1 Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2007-1 BSALTA 2007-2 Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2007-2 BSALTA 2007-3 Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2007-3 BSART 2006-1 Bear Stearns ARM Trust, 2006-1, Mortgage-Backed Notes BSART 2006-2 Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2006-2 BSART 2006-4 Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2006-4 BSART 2007-1 Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2007-1 BSART 2007-2 Bear Stearns ARM Trust, 2007-2, Mortgage-Backed Notes BSART 2007-4 Bear Stearns ARM Trust, Mortgage- Pass-Through Certificates, Series 2007-4 BSART 2007-5 Bear Stearns ARM Trust, Mortgage- Pass-Through Certificates, Series 2007-5 BSMF 2006-AC1 Bear Stearns Mortgage Funding Trust 2006-AC1, Asset-Backed Certificates, Series 2006-AC1 BSMF 2006-AR1 Bear Stearns Mortgage Funding Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1 BSMF 2006-AR2 Bear Stearns Mortgage Funding Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2 BSMF 2006-AR3 Bear Stearns Mortgage Funding Trust 2006-AR3, Mortgage Pass-Through Certificates, Series 2006-AR3 BSMF 2006-AR4 Bear Stearns Mortgage Funding Trust 2006-AR4, Mortgage Pass-Through Certificates, Series 2006-AR4 BSMF 2006-AR5 Bear Stearns Mortgage Funding Trust 2006-AR5, Mortgage Pass-Through Certificates, Series 2006-AR5 BSMF 2007-AR1 Bear Stearns Mortgage Funding Trust 2007-AR1, Mortgage Pass-Through Certificates, Series 2007-AR1 BSMF 2007-AR2 Bear Stearns Mortgage Funding Trust 2007-AR2, Mortgage Pass-Through Certificates, Series 2007-AR2 BSMF 2007-AR3 Bear Stearns Mortgage Funding Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3 BSMF 2007-AR4 Bear Stearns Mortgage Funding Trust 2007-AR4, Mortgage Pass-Through Certificates, Series 2007-AR4 BSMF 2007-AR5 Bear Stearns Mortgage Funding Trust 2007-AR5, Mortgage Pass-Through Certificates, Series 2007-AR5 BWAY2022-26BW BWAY Commercial Mortgage Trust 2022-26BW Commercial Mortgage Pass-Through Certificates, Series 2022-26BW BX2019-OC11 BX Trust 2019-OC11 Commercial Mortgage Pass-Through Certificates, Series 2019- OC11 BXP2021-601L BXP Trust 2021-601L Commercial Mortgage Pass-Through Certificates, Series 2021- 601L CAMB2021-CX2 CAMB 2021-CX2 Mortgage Trust Commercial Mortgage Pass-Through Certificates CARRINGTON 2006-FRE1 Carrington Mortgage Loan Trust, Series 2006-FRE1 Asset-Backed Pass-Through Certificates CARRINGTON 2006-FRE2 Carrington Mortgage Loan Trust, Series 2006-FRE2 Asset-Backed Pass-Through Certificates CARRINGTON 2006-OPT1 Carrington Mortgage Loan Trust, Series 2006-OPT1 Asset-Backed Pass-Through Certificates CARRINGTON 2006-RFC1 Carrington Mortgage Loan Trust, Series 2006-RFC1 Asset-Backed Pass-Through Certificates CARRINGTON 2007-FRE1 Carrington Mortgage Loan Trust, Series 2007-FRE1 Asset-Backed Pass-Through Certificates

Appendix A-9 Document Custody Platform Transactions CTCNA Deal Identifier Long Name CARRINGTON 2007-RFC1 Carrington Mortgage Loan Trust, Series 2007-RFC1 Asset-Backed Pass-Through Certificates CARVANA2020P1 Carvana Auto Receivables Trust 2020-P1 CARVANA2021N1 Carvana Auto Receivables Trust 2021-N1 CARVANA2021N2 Carvana Auto Receivables Trust 2021-N2 CARVANA2021N3 Carvana Auto Receivables Trust 2021-N3 CARVANA2021N4 Carvana Auto Receivables Trust 2021-N4 CARVANA2021P1 Carvana Auto Receivables Trust 2021-P1 CARVANA2021P2 Carvana Auto Receivables Trust 2021-P2 CARVANA2021P3 Carvana Auto Receivables Trust 2021-P3 CARVANA2021P4 Carvana Auto Receivables Trust 2021-P4 CARVANA2022N1 Carvana Auto Receivables Trust 2022-N1 CARVANA2022P1 Carvana Auto Receivables Trust 2022-P1 CARVANA2022P2 Carvana Auto Receivables Trust 2022-P2 CARVANA2022P3 Carvana Auto Receivables Trust 2022-P3 CARVANA2023N1 Carvana Auto Receivables Trust 2023-N1 CARVANA2023N2 Carvana Auto Receivables Trust 2023-N2 CARVANA2023N3 Carvana Auto Receivables Trust 2023-N3 CARVANA2023N4 Carvana Auto Receivables Trust 2023-N4 CARVANA2023P1 Carvana Auto Receivables Trust 2023-P1 CARVANA2023P2 Carvana Auto Receivables Trust 2023-P2 CARVANA2023P3 Carvana Auto Receivables Trust 2023-P3 CARVANA2023P4 Carvana Auto Receivables Trust 2023-P4 CARVANA2023P5 Carvana Auto Receivables Trust 2023-P5 CCMT 2007-C6 Citigroup Commercial Mortgage Trust 2007-C6 Commercial Mortgage Pass-Through Certificates Series 2007-C6 CCRE2019-FAX CFK Trust 2019-FAX, Commercial Mortgage Pass-Through Certificates, Series 2019- FAX CCUBS2017-C1 CCUBS Commercial Mortgage Trust 2017-C1 Commercial Mortgage Pass-Through Certificates, Series 2017-C1 CD 2006-CD2 CD 2006-CD2 Commercial Mortgage Pass-Through Certificates CD 2007-CD5 CD 2007-CD5 Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series CD 2007-CD5 CD2016-CD1 CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CD1 CD2016-CD2 CD 2016-CD2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CD2 CD2017-CD3 CD 2017-CD3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD3 CD2017-CD4 CD 2017-CD4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD4 CD2017-CD6 CD 2017-CD6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD6 CD2018-CD7 CD 2018-CD7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-CD7 CD2019-CD8 CD 2019-CD8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-CD8 CF2019-CF3 CF 2019-CF3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-CF3 CFCRE 2016-C3 CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3 CFCRE2016-C6 CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6 CFCRE2016-C7 CFCRE 2016-C7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C7 CFCRE2017-C8 CFCRE 2017-C8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C8 CGCMT-2015-P1 Citigroup Commercial Mortgage Trust 2015-P1, Commercial Mortgage Pass-Through Certificates, Series 2015-P1

Appendix A-10 Document Custody Platform Transactions CTCNA Deal Identifier Long Name CGCMT2016-GC36 Citigroup Commercial Mortgage Trust 2016-GC36, Commercial Mortgage Pass-Through Certificates, Series 2016-GC36 CGCMT2022-GC48 Citigroup Commercial Mortgage Trust 2022-GC48, Commercial Mortgage Pass-Through Certificates, Series 2022-GC48 CGCMT2023-PRM Citigroup Commercial Mortgage Trust 2023-PRM3, Commercial Mortgage Pass-Through Certificates, Series 2023-PRM3 CITICMLTI2006HE3 Citigroup Mortgage Loan Trust Inc. Asset-Backed Pass-Through Certificates, Series 2006-HE3 CITICMLTI2007AR4 Citigroup Mortgage Loan Trust Inc. Mortgage Pass-Through Certificates, Series 2007- AR4 CITICMLTI2007AR5 Citigroup Mortgage Loan Trust Inc. Mortgage Pass-Through Certificates, Series 2007- AR5 CITICMLTI2007AR8 Citigroup Mortgage Loan Trust Inc. Mortgage Pass-Through Certificates, Series 2007- AR8 CITICMLTI2007WFHE2 Citigroup Mortgage Loan Trust Inc. Asset-Backed Pass-Through Certificates, Series 2007-WFHE2 CITICMLTI2007WFHE3 Citigroup Mortgage Loan Trust Inc. Asset-Backed Pass-Through Certificates, Series 2007-WFHE3 CITICMLTI2007WFHE4 Citigroup Mortgage Loan Trust Inc. Asset-Backed Pass-Through Certificates, Series 2007-WFHE4 COBALT 2007-C2 COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass- Through Certificates, Series 2007-C2 COLEM2022-HLNE COLEM 2022-HLNE Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-HLNE COMM12-CCRE1 COMM 2012-CCRE1 Commercial Mortgage Pass-Through Certificates COMM12-CCRE2 COMM 2012-CCRE2 Commercial Mortgage Pass-Through Certificates COMM12-CCRE4 COMM 2012-CCRE4 Commercial Mortgage Pass-Through Certificates COMM12-CCRE5 COMM 2012-CCRE5 Commercial Mortgage Pass-Through Certificates COMM13-CCRE7 COMM 2013-CCRE7 Commercial Mortgage Pass-Through Certificates COMM13-LC6 COMM 2013-LC6 Commercial Mortgage Pass-Through Certificates COMM15-CCRE23 COMM 2015-CCRE23 Commercial Mortgage Pass-Through Certificates COMM 2007-C9 COMM 2007-C9 Commercial Mortgage Pass-Through Certificates COMM2013-CCRE10 COMM 2013-CCRE10 Commercial Mortgage Pass-Through Certificates COMM2013-CCRE12 COMM 2013-CCRE12 Commercial Mortgage Pass-Through Certificates COMM2014-CCRE15 COMM 2014-CCRE15 Commercial Mortgage Pass-Through Certificates COMM2014-CCRE16 COMM 2014-CCRE16 Commercial Mortgage Pass-Through Certificates COMM2014-CCRE18 COMM 2014-CCRE18 Commercial Mortgage Pass-Through Certificates COMM2014-CCRE19 COMM 2014-CCRE19 Commercial Mortgage Pass-Through Certificates COMM2014-CCRE20 COMM 2014-CCRE20 Commercial Mortgage Pass-Through Certificates COMM2014-CCRE21 COMM 2014-CCRE21 Commercial Mortgage Pass-Through Certificates COMM2014-LC15 COMM 2014-LC15 Commercial Mortgage Pass-Through Certificates COMM2014-LC17 COMM 2014-LC17 Commercial Mortgage Pass-Through Certificates COMM2014-UBS3 COMM 2014-UBS3 Commercial Mortgage Pass-Through Certificates COMM2014-UBS5 COMM2014-UBS5 Commercial Mortgage Pass-Through Certificates COMM2014-UBS6 COMM 2014-UBS6 Commercial Mortgage Pass-Through Certificates COMM2015-CCRE24 COMM 2015-CCRE24 Commercial Mortgage Pass-Through Certificates COMM2015-CCRE26 COMM 2015-CCRE26 Commercial Mortgage Pass-Through Certificates COMM2015-CCRE27 COMM 2015-CCRE27 Commercial Mortgage Pass-Through Certificates COMM2015-DC1 COMM 2015-DC1 Commercial Mortgage Pass-Through Certificates COMM2015-LC19 COMM 2015-LC19 Commercial Mortgage Pass-Through Certificates COMM2015-LC23 COMM 2015-LC23 Commercial Mortgage Pass-Through Certificates COMM2015-PC1 COMM 2015-PC1 Commercial Mortgage Pass-Through Certificates COMM2016-10HY Hudson Yards 2016-10HY Mortgage Trust Commercial Mortgage Pass-Through Certificates COMM2016-667M COMM 2016-667M Mortgage Trust Commercial Mortgage Pass-Through Certificates

Appendix A-11 Document Custody Platform Transactions CTCNA Deal Identifier Long Name COMM2016-CCRE28 COMM 2016-CCRE28 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CCRE28 COMM2016-COR1 COMM 2016-COR1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-COR1 COMM2017-COR2 COMM 2017-COR2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-COR2 COMM2018-COR3 COMM 2018-COR3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-COR3 COMM2018-HOME COMM 2018-HOME Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-HOME COMM2019-GC44 COMM 2019-GC44 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-GC44 COMM2020-CBM COMM 2020-CBM Mortgage Trust Commercial Mortgage Pass-Through Certificates COMM2020-CX COMM 2020-CX Mortgage Trust Commercial Mortgage Pass-Through Certificates COMM2022-HC COMM 2022-HC Mortgage Trust Commercial Mortgage Pass-Through Certificates CPTS2019-CPT CPTS 2019-CPT Mortgage Trust Commercial Mortgage Pass-Through Certificates CSAB 2006-1 CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-1 CSAB 2006-2 CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-2 CSAB 2006-3 CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-3 CSAB 2006-4 CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-4 CSAB 2007-1 CSAB Mortgage-Backed Pass-Through Certificates, Series 2007-1 CSAIL2015-C1 Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass- Through Certificates, Series 2015-C1 CSAIL2015-C2 Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass- Through Certificates, Series 2015-C2 CSAIL2015-C3 Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass- Through Certificates, Series 2015-C3 CSAIL2015-C4 Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass- Through Certificates, Series 2015-C4 CSAIL2016-C5 CSAIL 2016-C5 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C5 CSAIL2016-C6 CSAIL 2016-C6 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C6 CSAIL2016-C7 CSAIL 2016-C7 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C7 CSAIL2017-C8 CSAIL 2017-C8 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-C8 CSAIL2017-CX10 CSAIL 2017-CX10 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CX10 CSAIL2017-CX9 CSAIL 2017-CX9 Commercial Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2017-CX9 CSAIL2018-C14 CSAIL 2018-C14 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-C14 CSAIL2018-CX11 CSAIL 2018-CX11 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-CX11 CSAIL 2018-CX12 CSAIL 2018-CX12 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-CX12 CSAIL2019-C15 CSAIL 2019-C15 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-C15 CSAIL2019-C16 CSAIL 2019-C16 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-C16 CSAIL2019-C17 CSAIL 2019-C17 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-C17 CSAIL2019-C18 CSAIL 2019-C18 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-C18 CSAIL2020-C19 CSAIL 2020-C19 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-C19 CSAIL2021-C20 CSAIL 2021-C20 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2021-C20 CSFB 2006-C1 Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass- Through Certificates, Series 2006-C1 CSFB 2006-C4 Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass- Through Certificates, Series 2006-C4

Appendix A-12 Document Custody Platform Transactions CTCNA Deal Identifier Long Name CSFB 2007-C2 Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass- Through Certificates, Series 2007-C2 CSFB 2008-C1 Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass- Through Certificates, Series 2008-C1 CSMC 2006-1 CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-1 CSMC 2006-2 CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-2 CSMC 2006-3 CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-3 CSMC 2006-4 CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-4 CSMC 2006-7 CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-7 CSMC 2006-8 CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-8 CSMC 2006-9 CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-9 CSMC 2007-1 CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-1 CSMC 2007-2 CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-2 CSMC 2007-3 CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3 CSMC 2007-4 CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-4 CSMC 2007-5 CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-5 CSMC 2007-6 CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-6 CSMC 2007-7 CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-7 CSMC2016-NXSR CSMC 2016-NXSR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-NXSR CSMC2019-UVIL CSMC 2019-UVIL Commercial Mortgage Pass-Through Certificates, Series 2019-UVIL CSMC2020-WEST CSMC 2020-WEST Commercial Mortgage Pass-Through Certificates, Series 2020-WEST CSMC2021-980M CSMC 2021-980M Commercial Mortgage Pass-Through Certificates, Series 2021-980M DBALT 2006-AB1 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006- AB1 DBALT 2006-AB2 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006- AB2 DBALT 2006-AB3 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006- AB3 DBALT 2006-AB4 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006- AB4 DBALT 2006-AF1 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006- AF1 DBALT 2006-AR1 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006- AR1 DBALT 2006-AR2 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006- AR2 DBALT 2006-AR3 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006- AR3 DBALT 2006-AR4 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006- AR4 DBALT 2006-AR5 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006- AR5 DBALT 2006-AR6 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006- AR6 DBALT 2006-OA1 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006- OA1 DBALT 2007-1 Deutsche ALT-A Securities Mortgage Pass-Through Certificates Series 2007-1 DBALT 2007-2 Deutsche ALT-A Securities Mortgage Loan Trust, Series 2007-2 Mortgage Pass- Through Certificate DBALT 2007-3 Deutsche ALT-A Securities Mortgage Pass-Through Certificates Series 2007-3 DBALT 2007-AB1 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007- AB1 DBALT 2007-AR1 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007- AR1 DBALT 2007-AR2 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007- AR2 DBALT 2007-AR3 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007- AR3

Appendix A-13 Document Custody Platform Transactions CTCNA Deal Identifier Long Name DBALT 2007-BAR1 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007- BAR1 DBALT 2007-OA1 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007- OA1 DBALT 2007-OA2 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007- OA2 DBALT 2007-OA3 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007- OA3 DBALT 2007-OA4 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007- OA4 DBALT 2007-OA5 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007- OA5 DBALT 2007-RAMP1 Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007- RAMP1 DBGS2018-C1 DBGS 2018-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-C1 DBJPM2016-C1 DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C1 DBJPM2016-C3 DBJPM 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3 DBJPM2017-C6 DBJPM 2017-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C6 DBJPM2020-C9 DBJPM 2020-C9 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-C9 DBUBS 11-LC3 DBUBS 2011-LC3 Commercial Mortgage Pass-Through Certificates DBWAACE2006GP1 ACE Securities Corp. Home Equity Loan Trust, Series 2006-GP1 Asset Backed Securities DCOT2019-MTC DC Office Trust 2019-MTC Commercial Mortgage Pass-Through Certificates, Series 2019-MTC DLJWABSCRFC2007HE1 Asset Backed Securities Corporation Home Equity Loan Trust, Series RFC 2007-HE1 Asset Backed Pass-Through Certificates, Series RFC 2007-HE1 DMARC2017-BRBK DBUBS 2017-BRBK Mortgage Trust Commercial Mortgage Pass-Through Certificates DMARC2017-OT Olympic Tower 2017-OT Mortgage Trust Commercial Mortgage Pass-Through Certificates DMARC2020-1MW Manhattan West 2020-1MW Mortgage Trust Commercial Mortgage Pass-Through Certificates DTBLAST231 Bridgecrest Lending Auto Securitization Trust 2023-1 EBLMT 2013-1 EverBank Mortgage Loan Trust 2013-1 Mortgage Pass-Through Certificates, Series 2013-1 EBMLT 2013-2 EverBank Mortgage Loan Trust 2013-2 Mortgage Pass-Through Certificates, Series 2013-2 FASC2006-FF16 First Franklin Mortgage Loan Trust 2006-FF16 Asset-Backed Certificates, Series 2006- FF16 FASC2006-FF8 First Franklin Mortgage Loan Trust 2006-FF8 Asset-Backed Certificates, Series 2006- FF8 FF 2006-FF1 First Franklin Mortgage Loan Trust 2006-FF1 Mortgage Pass-Through Certificates Series 2006-FF1 FF 2006-FFH1 First Franklin Mortgage Loan Trust 2006-FFH1 Asset-Backed Certificates, Series 2006-FFH1 FFML 2006-FF11 First Franklin Mortgage Loan Trust 2006-FF11 Mortgage Pass-Through Certificates Series 2006-FF11 FFML 2006-FF5 First Franklin Mortgage Loan Trust 2006-FF5 Mortgage Pass-Through Certificates Series 2006-FF5 FFML 2006-FF7 First Franklin Mortgage Loan Trust 2006-FF7 Mortgage Pass-Through Certificates Series 2006-FF7 FFML 2006-FF9 First Franklin Mortgage Loan Trust 2006-FF9 Mortgage Pass-Through Certificates Series 2006-FF9 FIELDSTONE 2006-1 Fieldstone Mortgage Investment Trust, Series 2006-1, Mortgage-Backed Notes FIELDSTONE 2006-2 Fieldstone Mortgage Investment Trust, Series 2006-2, Mortgage-Backed Notes FIELDSTONE 2006-3 Fieldstone Mortgage Investment Trust, Series 2006-3, Mortgage-Backed Notes FIELDSTONE 2007-1 Fieldstone Mortgage Investment Trust, Series 2007-1, Mortgage-Backed Notes FREMONT 2006-A Fremont Home Loan Trust 2006-A, Mortgage-Backed Certificates, Series 2006-A FREMONT 2006-B P1 Fremont Home Loan Trust 2006-B1, Mortgage-Backed Certificates, Series 2006-B1

Appendix A-14 Document Custody Platform Transactions CTCNA Deal Identifier Long Name FREMONT 2006-B P2 Fremont Home Loan Trust 2006-B2, Mortgage-Backed Certificates, Series 2006-B2 FREMONT 2006-C Fremont Home Loan Trust 2006-C, Mortgage-Backed Certificates, Series 2006-C FREMONT 2006-D Fremont Home Loan Trust 2006-D, Mortgage-Backed Certificates, Series 2006-D FREMONT 2006-E Fremont Home Loan Trust 2006-E, Mortgage-Backed Certificates, Series 2006-E GCMISV2006-OPT1 Soundview Home Loan Trust 2006-OPT1 Asset-Backed Certificates, Series 2006-OPT1 GCMISV2006-OPT2 Soundview Home Loan Trust 2006-OPT2 Asset-Backed Certificates, Series 2006-OPT2 GCMISV2006-OPT3 Soundview Home Loan Trust 2006-OPT3 Asset-Backed Certificates, Series 2006-OPT3 GCMISV2006-OPT4 Soundview Home Loan Trust 2006-OPT4 Asset-Backed Certificates, Series 2006-OPT4 GCMISV2006-OPT5 Soundview Home Loan Trust 2006-OPT5 Asset-Backed Certificates, Series 2006-OPT5 GCMISV2007-WMC1 Soundview Home Loan Trust 2007-WMC1 Asset-Backed Certificates, Series 2007- WMC1 GRNPT 2006-AR1 GreenPoint Mortgage Funding Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1 GRNPT 2006-AR2 GreenPoint Mortgage Funding Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2 GRNPT 2006-AR3 GreenPoint Mortgage Funding Trust 2006-AR3, Mortgage Pass-Through Certificates, Series 2006-AR3 GS 2007-GG10 GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10 GSAA 2006-10 GSAA Home Equity Trust 2006-10, Asset-Backed Certificates, Series 2006-10 GSAA 2006-14 GSAA Home Equity Trust 2006-14, Asset-Backed Certificates, Series 2006-14 GSAA 2006-16 GSAA Home Equity Trust 2006-16, Asset-Backed Certificates, Series 2006-16 GSAA 2006-18 GSAA Home Equity Trust 2006-18, Asset-Backed Certificates, Series 2006-18 GSAA 2006-8 GSAA Home Equity Trust 2006-8, Asset-Backed Certificates, Series 2006-8 GSAA 2007-10 GSAA Home Equity Trust 2007-10, Asset-Backed Certificates, Series 2007-10 GSAA 2007-4 GSAA Home Equity Trust 2007-4, Asset-Backed Certificates, Series 2007-4 GSAA 2007-5 GSAA Home Equity Trust 2007-5, Asset-Backed Certificates, Series 2007-5 GSAA 2007-6 GSAA Home Equity Trust 2007-6, Asset-Backed Certificates, Series 2007-6 GSAA 2007-7 GSAA Home Equity Trust 2007-7, Asset-Backed Certificates, Series 2007-7 GSAA 2007-8 GSAA Home Equity Trust 2007-8, Asset-Backed Certificates, Series 2007-8 GSAA 2007-9 GSAA Home Equity Trust 2007-9, Asset-Backed Certificates, Series 2007-9 GSM2015-GC28 GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC28 GSM2015-GS1 GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1 GSMC2006-12 GSAA Home Equity Trust 2006-12 Asset-Backed Certificates, Series 2006-12 GSMC20066 GSAA Home Equity Trust 2006-6 Asset-Backed Certificates, Series 2006-6 GSMC2006S3 GSAMP Trust 2006-S3 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-S3 GSMCGSR2007HEL1 GS Mortgage Securities Corp. GSR Trust 2007-HEL 1, Mortgage-Backed Notes, Series 2007-HEL1 GSMS2013-CJ14 GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ14 GSMS 2013-GCJ12 GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ12 GSMS2014-GC18 GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC18 GSMS2014-GC20 GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC20 GSMS2014-GC22 GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC22 GSMS2014-GC24 GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC24

Appendix A-15 Document Custody Platform Transactions CTCNA Deal Identifier Long Name GSMS2015-590M GS Mortgage Securities Corporation Trust 2015-590M, Commercial Mortgage Pass- Through Certificates, Series 2015-590M GSMS2015-GC32 GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC32 GSMS2016-GS2 GS Mortgage Securities Trust 2016-GS2 Commercial Mortgage Pass-Through Certificates, Series 2016-GS2 GSMS2016-GS3 GS Mortgage Securities Trust 2016-GS3 Commercial Mortgage Pass-Through Certificates, Series 2016-GS3 GSMS2016-GS4 GS Mortgage Securities Trust 2016-GS4 Commercial Mortgage Pass-Through Certificates, Series 2016-GS4 GSMS2017-FARM GS Mortgage Securities Corporation Trust 2017-FARM, Commercial Mortgage Pass- Through Certificates, Series 2017-FARM GSMS2017-GS5 GS Mortgage Securities Trust 2017-GS5 Commercial Mortgage Pass Through Certificates, Series 2017-GS5 GSMS2017-GS6 GS Mortgage Securities Trust 2017-GS6 Commercial Mortgage Pass Through Certificates, Series 2017-GS6 GSMS2017-GS7 GS Mortgage Securities Trust 2017-GS7 Commercial Mortgage Pass-Through Certificates Series 2017-GS7 GSMS2017-GS8 GS Mortgage Securities Trust 2017-GS8 Commercial Mortgage Pass-Through Certificates Series 2017-GS8 GSMS2017-WWP Worldwide Plaza Trust 2017-WWP Commercial Mortgage Pass-Through Certificates, Series 2017-WWP GSMS2018-GS10 GS Mortgage Securities Trust 2018-GS10 Commercial Mortgage Pass-Through Certificates, Series 2018-GS10 GSMS2018-GS9 GS Mortgage Securities Trust 2018-GS9 Commercial Mortgage Pass-Through Certificates, Series 2018-GS9 GSMS2019-101C CALI Mortgage Trust 2019-101C Commercial Mortgage Pass-Through Certificates, Series 2019-101C GSMS2019-1633 BWAY Trust 2019-1633 Commercial Mortgage Pass-Through Certificates, Series 2019- 1633 GSMS2019-GC38 GS Mortgage Securities Trust 2019-GC38 Commercial Mortgage Pass-Through Certificates, Series 2019-GC38 GSMS2019-GC39 GS Mortgage Securities Trust 2019-GC39 Commercial Mortgage Pass-Through Certificates, Series 2019-GC39 GSMS2019-GC40 GS Mortgage Securities Trust 2019-GC40 Commercial Mortgage Pass-Through Certificates, Series 2019-GC40 GSMS2019-GC42 GS Mortgage Securities Trust 2019-GC42 Commercial Mortgage Pass-Through Certificates, Series 2019-GC42 GSMS2019-GSA1 GS Mortgage Securities Trust 2019-GSA1 Commercial Mortgage Pass-Through Certificates, Series 2019-GSA1 GSMS2020-ABC MOFT Trust 2020-ABC Commercial Mortgage Pass Through Certificates, Series 2020- ABC GSMS2020-GC45 GS Mortgage Securities Trust 2020-GC45 Commercial Mortgage Pass-Through Certificates, Series 2020-GC45 GSMS2020-GC47 GS Mortgage Securities Trust 2020-GC47 Commercial Mortgage Pass-Through Certificates, Series 2020-GC47 GSMS2020-GSA2 GS Mortgage Securities Trust 2020-GSA2 Commercial Mortgage Pass Through Certificates Series 2020-GSA2 GSMS2021-GSA3 GS Mortgage Securities Trust 2021-GSA3 Commercial Mortgage Pass Through Certificates, Series 2021-GSA3 GSMS2021-VR BGME Trust 2021-VR Commercial Mortgage Pass-Through Certificates, Series 2021-VR GSMSC 12GCJ7 GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ7 GSMSC 2013-GC10 GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GC10 GSR 2006-5F GSR Mortgage Loan Trust 2006-5F, Mortgage Pass-Through Certificates, Series 2006- 5F GSR 2006-AR1 GSR Mortgage Loan Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1 GSR 2006-AR2 GSR Mortgage Loan Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2 GSR 2007-AR1 GSR Mortgage Loan Trust 2007-AR1 Mortgage Pass-Through Certificates, Series 2007- AR1 GSR 2007-AR2 GSR Mortgage Loan Trust 2007-AR2 Mortgage Pass-Through Certificates, Series 2007- AR2 HALO 2007-2 HSI Asset Loan Obligation Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2

Appendix A-16 Document Custody Platform Transactions CTCNA Deal Identifier Long Name HALO 2007-AR2 HSI Asset Loan Obligation Trust 2007-AR2, Mortgage Pass-Through Certificates, Series 2007-AR2 HARBORVIEW 2007-2 Harborview Mortgage Loan Trust 2007-2 Mortgage Loan Pass-Through Certificates, Series 2007-2 HARBORVIEW 2007-4 Harborview Mortgage Loan Trust 2007-4 Mortgage Loan Pass-Through Certificates, Series 2007-4 HARBORVIEW 2007-7 Harborview Mortgage Loan Trust 2007-7 Mortgage Loan Pass-Through Certificates, Series 2007-7 HASCO 2006-HE1 HSI Asset Securitization Corporation Trust 2006-HE1, Mortgage Pass-Through Certificates, Series 2006-HE1 HASCO 2006-OPT1 HSI Asset Securitization Corporation Trust 2006-OPT1, Mortgage Pass-Through Certificates, Series 2006-OPT1 HASCO 2006-OPT2 HSI Asset Securitization Corporation Trust 2006-OPT2, Mortgage Pass-Through Certificates, Series 2006-OPT2 HASCO 2006-OPT3 HSI Asset Securitization Corporation Trust 2006-OPT3, Mortgage Pass-Through Certificates, Series 2006-OPT3 HASCO 2006-OPT4 HSI Asset Securitization Corporation Trust 2006-OPT4, Mortgage Pass-Through Certificates, Series 2006-OPT4 HASCO 2006-WMC1 HSI Asset Securitization Corporation Trust 2006-WMC1, Mortgage Pass-Through Certificates, Series 2006-WMC1 HASCO 2007-HE1 HSI Asset Securitization Corporation Trust 2007-HE1, Mortgage Pass-Through Certificates, Series 2007-HE1 HASCO 2007-HE2 HSI Asset Securitization Corporation Trust 2007-HE2, Mortgage Pass-Through Certificates, Series 2007-HE2 HASCO 2007-NC1 HSI Asset Securitization Corporation Trust 2007-NC1, Mortgage Pass-Through Certificates, Series 2007-NC1 HASCO 2007-WF1 HSI Asset Securitization Corporation Trust 2007-WF1, Mortgage Pass-Through Certificates, Series 2007-WF1 HEAT 2006-1 Home Equity Pass-Through Certificates, Series 2006-1 HEAT2006-3 Home Equity Pass-Through Certificates, Series 2006-3 HEAT 2006-4 Home Equity Asset Trust 2006-4 Home Equity Pass-Through Certificates Series 2006-4 HEAT2006-5 Home Equity Asset Trust 2006-5 Home Equity Pass-Through Certificates, Series 2006- 5 HEAT 2006-6 Home Equity Asset Trust 2006-6 Home Equity Pass-Through Certificates Series 2006-6 HEAT2006-7 Home Equity Asset Trust 2006-7 Home Equity Pass-Through Certificates, Series 2006- 7 HEAT2006-8 Home Equity Asset Trust 2006-8 Home Equity Pass-Through Certificates, Series 2006- 8 HEAT2007-1 Home Equity Asset Trust 2007-1 Home Equity Pass-Through Certificates, Series 2007- 1 HEAT2007-2 Home Equity Asset Trust 2007-2 Home Equity Pass-Through Certificates, Series 2007- 2 HELT2007-FRE1 Nationstar Funding LLC Home Equity Loan Trust 2007-FRE1 HEMT20061 Home Equity Mortgage Trust Series 2006-1 Home Equity Mortgage Pass-Through Certificates, Series 2006-1 HEMT20063 Home Equity Mortgage Trust Series 2006-3 Home Equity Mortgage Pass-Through Certificates, Series 2006-3 HEMT20064 Home Equity Mortgage Trust Series 2006-4 Home Equity Mortgage Pass-Through Certificates, Series 2006-4 HIGH2023-FIVE FIVE 2023-V1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-V1 HSBAHALO2006-2 HSI Asset Loan Obligation Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2 HSBAHALO2007-1 HSI Asset Loan Obligation Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1 HSBAHALO2007-AR1 HSI Asset Loan Obligation Trust 2007-AR1 Mortgage Pass-Through Certificates, Series 2007-AR1 HSBAHALO2007-WF1 HSI Asset Loan Obligation Trust 2007-WF1 Mortgage Pass-Through Certificates, Series 2007-WF1 HSBAHASCO2006HE2 HSI Asset Securitization Corporation Trust 2006-HE2 Mortgage Pass-Through Certificates, Series 2006-HE2 HSBAHASCO2007-OPT HSI Asset Securitization Corporation Trust 2007-OPT1 Mortgage Pass-Through Certificates, Series 2007-OPT1 HUDSONYARDS2019-30HY Hudson Yards 2019-30HY Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Hudson Yards 2019-30HY Mortgage Trust

Appendix A-17 Document Custody Platform Transactions CTCNA Deal Identifier Long Name ILPT2019-SURF ILPT Trust 2019-SURF Commercial Mortgage Pass-Through Certificates, Series 2019- SURF ILPT2022-LPFX ILPT Commercial Mortgage Trust 2022-LPFX Commercial Mortgage Pass-Through Certificates, Series 2022-LPFX JPM 2013-C12 JPMBB Commercial Mortgage Securities Trust 2013-C12, Commercial Mortgage Pass- Through Certificates, Series 2013-C12 JPM2013-C13 J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C13, Commercial Mortgage Pass-Through Certificates, Series 2013-C13 JPM2013-C14 JPMBB Commercial Mortgage Securities Trust 2013-C14, Commercial Mortgage Pass- Through Certificates, Series 2013-C14 JPM2013-C15 JPMBB Commercial Mortgage Securities Trust 2013-C15, Commercial Mortgage Pass- Through Certificates, Series 2013-C15 JPM2013-C16 J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C16, Commercial Mortgage Pass-Through Certificates, Series 2013-C16 JPM2014-C18 JPMBB Commercial Mortgage Securities Trust 2014-C18, Commercial Mortgage Pass- Through Certificates, Series 2014-C18 JPM2014-C19 JPMBB Commercial Mortgage Securities Trust 2014-C19, Commercial Mortgage Pass- Through Certificates, Series 2014-C19 JPM2014-C20 J.P. Morgan Chase Commercial Mortgage Securities Trust 2014-C20, Commercial Mortgage Pass-Through Certificates, Series 2014-C20 JPM2014-C21 JPMBB Commercial Mortgage Securities Trust 2014-C21, Commercial Mortgage Pass- Through Certificates, Series 2014-C21 JPM2014-C22 JPMBB Commercial Mortgage Securities Trust 2014-C22, Commercial Mortgage Pass- Through Certificates, Series 2014-C22 JPM2014-C23 JPMBB Commercial Mortgage Securities Trust 2014-C23, Commercial Mortgage Pass- Through Certificates, Series 2014-C23 JPM2014-C24 JPMBB Commercial Mortgage Securities Trust 2014-C24, Commercial Mortgage Pass- Through Certificates, Series 2014-C24 JPM2014-C26 JPMBB Commercial Mortgage Securities Trust 2014-C26, Commercial Mortgage Pass- Through Certificates, Series 2014-C26 JPM2015-C27 JPMBB Commercial Mortgage Securities Trust 2015-C27, Commercial Mortgage Pass- Through Certificates, Series 2015-C27 JPM2015-C28 JPMBB Commercial Mortgage Securities Trust 2015-C28, Commercial Mortgage Pass- Through Certificates, Series 2015-C28 JPM2015-C29 JPMBB Commercial Mortgage Securities Trust 2015-C29, Commercial Mortgage Pass- Through Certificates, Series 2015-C29 JPM2015-C30 JPMBB Commercial Mortgage Securities Trust 2015-C30, Commercial Mortgage Pass- Through Certificates, Series 2015-C30 JPM2015-C31 JPMBB Commercial Mortgage Securities Trust 2015-C31, Commercial Mortgage Pass- Through Certificates, Series 2015-C31 JPM2015-C32 JPMBB Commercial Mortgage Securities Trust 2015-C32, Commercial Mortgage Pass- Through Certificates, Series 2015-C32 JPM2015-C33 JPMBB Commercial Mortgage Securities Trust 2015-C33, Commercial Mortgage Pass- Through Certificates, Series 2015-C33 JPM2015-JP1 JPMCC Commercial Mortgage Securities Trust 2015-JP1, Commercial Mortgage Pass- Through Certificates, Series 2015-JP1 JPM2016-C1 JPMBB Commercial Mortgage Securities Trust 2016-C1 Commercial Mortgage Pass- Through Certificates Series 2016-C1 JPMB2014-C25 JPMBB Commercial Mortgage Securities Trust 2014-C25, Commercial Mortgage Pass- Through Certificates, Series 2014-C25 JPMC 12-CIBX J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX, Commercial Mortgage Pass-Through Certificates, Series 2012-CIBX JPMC 12-LC9 J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-LC9, Commercial Mortgage Pass-Through Certificates, Series 2012-LC9 JPMC 13-LC11 J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-LC11, Commercial Mortgage Pass-Through Certificates, Series 2013-LC11 JPMC 2012-C6 J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6 JPMC 2012-C8 J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C8, Commercial Mortgage Pass-Through Certificates, Series 2012-C8 JPMC 2013-C10 J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10 JPMC2013-C17 JPMBB Commercial Mortgage Securities Trust 2013-C17, Commercial Mortgage Pass- Through Certificates, Series 2013-C17 JPMC2015-HGLR Houston Galleria Mall Trust 2015-HGLR, Commercial Mortgage Securities Pass- Through Certificates, Series 2015-HGLR JPMC2015-WPG J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-WPG

Appendix A-18 Document Custody Platform Transactions CTCNA Deal Identifier Long Name JPMC 2016-CSTL Shops at Crystals Trust 2016-CSTL Commercial Mortgage Pass-Through Certificates, Series 2016-CSTL JPMC2016-HHV Hilton USA Trust 2016-HHV Commercial Mortgage Pass-Through Certificates, Series 2016-HHV JPMC2016-JP2 JPMCC Commercial Mortgage Securities Trust 2016-JP2 Commercial Mortgage Pass- Through Certificates Series 2016-JP2 JPMC2016-JP4 JPMCC Commercial Mortgage Securities Trust 2016-JP4 Commercial Mortgage Pass- Through Certificates, Series 2016-JP4 JPMC2016-NINE J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-NINE Commercial Mortgage Pass-Through Certificates, Series 2016-NINE JPMC2016-PLSD Palisades Center Trust 2016-PLSD Commercial Mortgage Pass-Through Certificates, Series 2016-PLSD JPMC2017-245P 245 Park Avenue Trust 2017-245P Commercial Mortgage Pass-Through Certificates, Series 2017-245P JPMC2017-JP5 JPMCC Commercial Mortgage Securities Trust 2017-JP5, Commercial Mortgage Pass- Through Certificates, Series 2017-JP5 JPMC2017-JP6 JPMCC Commercial Mortgage Securities Trust 2017-JP6, Commercial Mortgage Pass- Through Certificates, Series 2017- JP6 JPMC2017-JP7 JPMCC Commercial Mortgage Securities Trust 2017-JP7 Commercial Mortgage Pass- Through Certificates, Series 2017-JP7 JPMC2018-AON J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-AON, Commercial Mortgage Pass-Through Certificates, Series 2018-AON JPMC2018-AVM Aventura Mall Trust 2018-AVM Commercial Mortgage Pass-Through Certificates, Series 2018-AVM JPMC2018-BCON J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-BCON Commercial Mortgage Pass-Through Certificates, Series 2018-BCON JPMC2018-WPT J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT Commercial Mortgage Pass-Through Certificates, Series 2018-WPT JPMC2019-COR4 JPMCC Commercial Mortgage Securities Trust 2019-COR4, Commercial Mortgage Pass- Through Certificates, Series 2019-COR4 JPMC2019-COR5 JPMCC Commercial Mortgage Securities Trust 2019-COR5 Commercial Mortgage Pass- Through Certificates, Series 2019-COR5 JPMC2019-COR6 JPMDB Commercial Mortgage Securities Trust 2019-COR6 Commercial Mortgage Pass- Through Certificates Series 2019-COR6 JPMC2019-ICON J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON, Commercial Mortgage Pass-Through Certificates, Series 2019-ICON JPMC2019-ICON UES J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES, Commercial Mortgage Pass-Through Certificates, Series 2019-ICON UES JPMC2019-OSB J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-OSB Commercial Mortgage Pass-Through Certificates, Series 2019-OSB JPMC2020-LOOP J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP Commercial Mortgage Pass-Through Certificates, Series 2020-LOOP JPMC2020-NNN J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-NNN, Commercial Mortgage Pass-Through Certificates, Series 2020-NNN JPMC2021-1MEM J.P. Morgan Chase Commercial Mortgage Securities Trust 2021-1MEM Commercial Mortgage Pass-Through Certificates, Series 2021-1MEM JPMC2021-410T J.P. Morgan Chase Commercial Mortgage Securities Trust 2021-410T Commercial Mortgage Pass-Through Certificates, Series 2021-410T JPMC2022-OPO J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-OPO Commercial Mortgage Pass-Through Certificates, Series 2022-OPO JPMCC2016-JP3 JPMCC Commercial Mortgage Securities Trust 2016-JP3 Commercial Mortgage Pass- Through Certificates, Series 2016-JP3 JPM CHAS 2007-CIBC18 J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass- Through Certificates, Series 2007-CIBC18 JPM CHAS 2007-CIBC20 J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC20 JPM CHASE 2007-C1 J.P. Morgan Chase Commercial Mortgage Securities Trust, 2007-C1 Commercial Pass- Through Certificates, Series 2007-C1 JPMDB2016-C2 JPMDB Commercial Mortgage Securities Trust 2016-C2 Commercial Mortgage Pass- Through Certificates, Series 2016-C2 JPMDB2016-C4 JPMDB Commercial Mortgage Securities Trust 2016-C4 Commercial Mortgage Pass- Through Certificates, Series 2016-C4 JPMDB 2017-C5 JPMDB Commercial Mortgage Securities Trust 2017-C5, Commercial Mortgage Pass- Through Certificates, Series 2017-C5 JPMDB2017-C7 JPMDB Commercial Mortgage Securities Trust 2017-C7 Commercial Mortgage Pass- Through Certificates Series 2017-C7 JPMDB2018-C8 JPMDB Commercial Mortgage Securities Trust 2018-C8, Commercial Mortgage Pass- Through Certificates, Series 2018-C8

Appendix A-19 Document Custody Platform Transactions CTCNA Deal Identifier Long Name JPMDB2020-COR7 JPMDB Commercial Mortgage Securities Trust 2020-COR7, Commercial Mortgage Pass- Through Certificates, Series 2020-COR7 KREST2021-CHIP KREST Commercial Mortgage Securities Trust 2021-CHIP, Commercial Mortgage Pass- Through Certificates, Series 2021-CHIP LCCM2017-LC26 LCCM 2017-LC26 Mortgage Trust Commercial Mortgage Pass Through Certificates, Series 2017-LC26 LEHMLMT20062 Lehman Mortgage Trust Mortgage Pass-Through Certificates Series 2006-2 LEHMLMT20064 Lehman Mortgage Trust Mortgage Pass-Through Certificates Series 2006-4 LEHMLMT20068 Lehman Mortgage Trust Mortgage Pass-Through Certificates Series 2006-8 LEHMLMT20072 Lehman Mortgage Trust Mortgage Pass-Through Certificates Series 2007-2 LEHMLMT20076 Lehman Mortgage Trust Mortgage Pass-Through Certificates Series 2007-6 LEHMLMT20077 Lehman Mortgage Trust Mortgage Pass-Through Certificates Series 2007-7 LEHMLMT20078 Lehman Mortgage Trust Mortgage Pass-Through Certificates Series 2007-8 LEHMLXS200610N Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-10N LEHMLXS200611 Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-11 LEHMLXS200612N Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-12N LEHMLXS200613 Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-13 LEHMLXS200615 Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-15 LEHMLXS200617 Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-17 LEHMLXS200618N Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-18N LEHMLXS200619 Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-19 LEHMLXS200620 Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-20 LEHMLXS20063 Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-3 LEHMLXS20065 Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-5 LEHMLXS20067 Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-7 LEHMLXS20068 Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-8 LEHMLXS20071 Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-1 LEHMLXS200711 Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-11 LEHMLXS200712N Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-12N LEHMLXS200714H Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-14H LEHMLXS200715N Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-15N LEHMLXS20072N Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-2N LEHMLXS20073 Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-3 LEHMLXS20074N Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-4N LEHMLXS20076 Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-6 LEHMLXS20078H Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-8H LEHMLXS20079 Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-9 LEHMSARM200611 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2006-11 LEHMSARM200612 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2006-12 LEHMSARM200710 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-10 LEHMSARM20075 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-5 LEHMSARM20077 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-7 LEHMSARM20078 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-8 LEHMSASCO063H Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-3H LEHMSASCO2007BC2 Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-BC2 LEHMSASCO2007BC4 Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-BC4

Appendix A-20 Document Custody Platform Transactions CTCNA Deal Identifier Long Name LMT 2006-5 Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-5 LMT 2006-7 Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-7 LMT 2007-10 Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-10 LMT 2007-4 Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-4 LMT 2007-5 Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-5 LMT 2007-9 Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-9 LMT 2008-2 Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2008-2 LSTAR2017-5 LSTAR Commercial Mortgage Trust 2017-5, Commercial Mortgage Pass-Through Certificates, Series 2017-5 LUMINENT 06-3 Luminent Mortgage Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3 LUMINENT 2006-2 Luminent Mortgage Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2 LUMINENT 2006-4 Luminent Mortgage Trust 2006-4, Mortgage Pass-Through Certificates, Series 2006-4 LUMINENT 2006-5 Luminent Mortgage Trust 2006-5, Mortgage Pass-Through Certificates, Series 2006-5 LUMINENT 2006-6 Luminent Mortgage Trust 2006-6, Mortgage Pass-Through Certificates, Series 2006-6 LUMINENT 2006-7 Luminent Mortgage Trust 2006-7, Mortgage Pass-Through Certificates, Series 2006-7 LUMINENT 2007-1 Luminent Mortgage Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1 LUMINENT 2007-2 Luminent Mortgage Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2 MABS 2006-AB1 MASTR Asset-Backed Securities Trust 2006-AB1, Mortgage Pass-Through Certificates, Series 2006-AB1 MABS 2006-FRE1 MASTR Asset-Backed Securities Trust 2006-FRE1, Mortgage Pass-Through Certificates, Series 2006-FRE1 MABS 2006-HE1 MASTR Asset-Backed Securities Trust 2006-HE1, Mortgage Pass-Through Certificates, Series 2006-HE1 MABS 2006-HE2 MASTR Asset-Backed Securities Trust 2006-HE2, Mortgage Pass-Through Certificates, Series 2006-HE2 MABS 2006-HE3 MASTR Asset-Backed Securities Trust 2006-HE3, Mortgage Pass-Through Certificates, Series 2006-HE3 MABS 2006-HE4 MASTR Asset-Backed Securities Trust 2006-HE4, Mortgage Pass-Through Certificates, Series 2006-HE4 MABS 2006-HE5 MASTR Asset-Backed Securities Trust 2006-HE5, Mortgage Pass-Through Certificates, Series 2006-HE5 MABS 2006-WMC1 MASTR Asset-Backed Securities Trust 2006-WMC1, Mortgage Pass-Through Certificates, Series 2006-WMC1 MABS 2006-WMC2 MASTR Asset-Backed Securities Trust 2006-WMC2, Mortgage Pass-Through Certificates, Series 2006-WMC2 MABS 2006-WMC3 MASTR Asset-Backed Securities Trust 2006-WMC3, Mortgage Pass-Through Certificates, Series 2006-WMC3 MABS 2006-WMC4 MASTR Asset-Backed Securities Trust 2006-WMC4, Mortgage Pass-Through Certificates, Series 2006-WMC4 MABS 2007-HE1 MASTR Asset-Backed Securities Trust 2007-HE1, Mortgage Pass-Through Certificates, Series 2007-HE1 MABS 2007-HE2 MASTR Asset-Backed Securities Trust 2007-HE2, Mortgage Pass-Through Certificates, Series 2007-HE2 MABS 2007-WMC1 MASTR Asset-Backed Securities Trust 2007-WMC1, Mortgage Pass-Through Certificates, Series 2007-WMC1 MAD2015-11MD MAD 2015-11MD Mortgage Trust, Commercial Mortgage Pass-Through Certificates MALT 2006-1 MASTR Alternative Loan Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1 MALT 2006-2 MASTR Alternative Loan Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2 MALT 2006-3 MASTR Alternative Loan Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3 MALT 2007-1 MASTR Alternative Loan Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1 MALT 2007-HF1 MASTR Alternative Loan Trust 2007-HF1, Mortgage Pass-Through Certificates, Series 2007-HF1

Appendix A-21 Document Custody Platform Transactions CTCNA Deal Identifier Long Name MANA 2007-A1 Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-A1 MANA 2007-A2 Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-A2 MANA 2007-A3 Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-A3 MANA 2007-AF1 (I) Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-AF1-I MANA 2007-AF1 (II) Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-AF1-II MANA 2007-F1 Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-F1 MANA 2007-OAR1 Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR1 MANA 2007-OAR2 Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR2 MANA 2007-OAR3 Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR3 MANA 2007-OAR4 Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR4 MANA 2007-OAR5 Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR5 MARM 2006-2 MASTR Adjustable Rate Mortgages Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2 MARM 2006-OA1 MASTR Adjustable Rate Mortgages Trust 2006-OA1, Mortgage Pass-Through Certificates, Series 2006-OA1 MARM 2006-OA2 MASTR Adjustable Rate Mortgages Trust 2006-OA2, Mortgage Pass-Through Certificates, Series 2006-OA2 MARM 2007-1 MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1 MARM 2007-2 MASTR Adjustable Rate Mortgages Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2 MARM 2007-3 MASTR Adjustable Rate Mortgages Trust 2007-3, Mortgage Pass-Through Certificates, Series 2007-3 MARM 2007-HF1 MASTR Adjustable Rate Mortgages Trust 2007-HF1, Mortgage Pass-Through Certificates, Series 2007-HF1 MARM 2007-HF2 MASTR Adjustable Rate Mortgages Trust 2007-HF2, Mortgage Pass-Through Certificates, Series 2007-HF2 MASL 2006-1 MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006- 1 MASTR 2006-1 MASTR Asset Securitization Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1 MASTR 2006-2 MASTR Asset Securitization Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2 MASTR 2006-3 MASTR Asset Securitization Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3 MASTR 2007-1 MASTR Asset Securitization Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1 MF12021-W10X MF1 2021-W10X Commercial Mortgage Pass-Through Certificates, Series 2021-W10X MIRA2023-MILE MIRA Trust 2023-MILE Commercial Mortgage Pass-Through Certificates, Series 2023- MILE MKT2020-525M MKT 2020-525M Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-525M MLCC 2006-1 Merrill Lynch Mortgage Investors Trust Series MLCC 2006-1 Mortgage Pass-Through Certificates MLCC 2006-2 Merrill Lynch Mortgage Investors Trust Series MLCC 2006-2 Mortgage Pass-Through Certificates MLCC 2006-3 Merrill Lynch Mortgage Investors Trust Series MLCC 2006-3 Mortgage Pass-Through Certificates MLCC 2007-1 Merrill Lynch Mortgage Investors Trust Series MLCC 2007-1 Mortgage Pass-Through Certificates MLCC 2007-2 Merrill Lynch Mortgage Investors Trust Series MLCC 2007-2 Mortgage Pass-Through Certificates MLCC 2007-3 Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3 Mortgage Pass-Through Certificates MLMBS 2007-1 Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-1 MLMBS 2007-2 Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-2

Appendix A-22 Document Custody Platform Transactions CTCNA Deal Identifier Long Name MLMBS 2007-3 Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-3 MLMI 2006-A1 Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A1 MLMI 2006-A2 Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A2 MLMI 2006-A3 Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A3 MLMI 2006-A4 Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A4 MLMI 2006-AF1 Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-AF1 MLMI 2006-AF2 (I) Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-AF2-I MLMI 2006-AF2 (II) Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-AF2-II MLMI 2006-F1 Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-F1 MLMI2006FM1 Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-FM1 MLMI 2006-HE1 Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-HE1 MLMI2006HE2 Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-HE2 MLMI2006HE3 Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-HE3 MLMI 2006-OPT1 Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-OPT1 MLMI2006RM1 Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-RM1 MLMI2006SL1 Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-SL1 MLMI2006SL2 Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-SL2 MLMI 2006-WMC1 Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-WMC1 MLMI2006WMC2 Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-WMC2 MLMI2007HE2 Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2007-HE2 MOFT2020-B6 MOFT 2020-B6 Mortgage Trust Commercial Mortgage Pass-Through Certificates MORG2012C5 Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2012-C5 MORG2013C7 Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 Commercial Mortgage Pass-Through Certificates Series 2013-C7 MRCD2019-PARK MRCD 2019-PARK Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-PARK MRGN2006HE3 Morgan Stanley ABS Capital I Inc. Trust 2006-HE3 Mortgage Pass-Through Certificates, Series 2006-HE3 MRGN2006HE4 Morgan Stanley ABS Capital I Inc. Trust 2006-HE4 Mortgage Pass-Through Certificates, Series 2006-HE4 MRGN2006HE5 Morgan Stanley ABS Capital I Inc. Trust 2006-HE5 Mortgage Pass-Through Certificates, Series 2006-HE5 MRGN2006HE6 Morgan Stanley ABS Capital I Inc. Trust 2006-HE6 Mortgage Pass-Through Certificates, Series 2006-HE6 MRGN2006HE7 Morgan Stanley ABS Capital I Inc. Trust 2006-HE7 Mortgage Pass-Through Certificates, Series 2006-HE7 MRGN20071 Morgan Stanley Home Equity Loan Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1 MRGN2007HE2 Morgan Stanley ABS Capital I Inc. Trust 2007-HE2 Mortgage Pass-Through Certificates, Series 2007-HE2 MRGN2007HE3 Morgan Stanley ABS Capital I Inc. Trust 2007-HE3 Mortgage Pass-Through Certificates, Series 2007-HE3 MSAC 2006-HE1 Morgan Stanley ABS Capital I Inc. Trust 2006-HE1 Mortgage Pass-Through Certificates, Series 2006-HE1 MSAC 2006-HE2 Morgan Stanley ABS Capital I Inc. Trust 2006-HE2 Mortgage Pass-Through Certificates, Series 2006-HE2 MSAC 2006-HE8 Morgan Stanley ABS Capital I Inc. Trust 2006-HE8 Mortgage Pass-Through Certificates, Series 2006-HE8

Appendix A-23 Document Custody Platform Transactions CTCNA Deal Identifier Long Name MSAC 2006-WMC1 Morgan Stanley ABS Capital I Inc. Trust 2006-WMC1 Mortgage Pass-Through Certificates, Series 2006-WMC1 MSAC 2006-WMC2 Morgan Stanley ABS Capital I Inc. Trust 2006-WMC2 Mortgage Pass-Through Certificates, Series 2006-WMC2 MSAC 2007-HE5 Morgan Stanley ABS Capital I Inc. Trust 2007-HE5 Mortgage Pass-Through Certificates, Series 2007-HE5 MSAC 2007-HE6 Morgan Stanley ABS Capital I Inc. Trust 2007-HE6 Mortgage Pass-Through Certificates, Series 2007-HE6 MSAC 2007-HE7 Morgan Stanley ABS Capital I Inc. Trust 2007-HE7 Mortgage Pass-Through Certificates, Series 2007-HE7 MSBAM 12-C6 Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6 MSBAM 13-C8 Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mortgage Pass-Through Certificates, Series 2013-C8 MSBAM 13-C9 Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9, Commercial Mortgage Pass-Through Certificates, Series 2013-C9 MSBAM14-C19 Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19, Commercial Mortgage Pass-Through Certificates, Series 2014-C19 MSBAM15-C23 Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23, Commercial Mortgage Pass-Through Certificates, Series 2015-C23 MSBAM 2013-C10 Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10 MSBAM2013-C11 Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11, Commercial Mortgage Pass-Through Certificates, Series 2013-C11 MSBAM2013-C12 Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12 MSBAM2013-C13 Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13, Commercial Mortgage Pass-Through Certificates, Series 2013-C13 MSBAM2014-C14 Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14, Commercial Mortgage Pass-Through Certificates, Series 2014-C14 MSBAM2014-C15 Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15, Commercial Mortgage Pass-Through Certificates, Series 2014-C15 MSBAM2014C17 Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17 Commercial Mortgage Pass-Through Certificates Series 2014-C17 MSBAM2015-C20 Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20, Commercial Mortgage Pass-Through Certificates, Series 2015-C20 MSBAM2015-C21 Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21, Commercial Mortgage Pass-Through Certificates, Series 2015-C21 MSBAM2015-C22 Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, Commercial Mortgage Pass-Through Certificates, Series 2015-C22 MSBAM2015-C24 Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24, Commercial Mortgage Pass-Through Certificates, Series 2015-C24 MSBAM2015-C26 Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26, Commercial Mortgage Pass-Through Certificates, Series 2015-C26 MSBAM2015-C27 Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27, Commercial Mortgage Pass-Through Certificates, Series 2015-C27 MSBAM2016-C28 Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28, Commercial Mortgage Pass-Through Certificates, Series 2016-C28 MSBAM2016-C29 Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29, Commercial Mortgage Pass-Through Certificates Series 2016-C29 MSBAM2016-C30 Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30 Commercial Mortgage Pass-Through Certificates, Series 2016-C30 MSBAM2016-C31 Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31, Commercial Mortgage Pass-Through Certificates, Series 2016-C31 MSBAM2016-C32 Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32, Commercial Mortgage Pass-Through Certificates, Series 2016-C32 MSBAM 2017-C33 Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33, Commercial Mortgage Pass-Through Certificates Series 2017-C33 MSBAM2017-C34 Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34, Commercial Mortgage Pass-Through Certificates, Series 2017-C34 MSC2015-MS1 Morgan Stanley Capital I Trust 2015-MS1, Commercial Mortgage Pass-Through Certificates, Series 2015-MS1 MSC2016-BNK2 Morgan Stanley Capital I Trust 2016-BNK2, Commercial Mortgage Pass Through Certificates, Series 2016-BNK2 MSC2017-BNK5 BANK 2017-BNK5 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK5 MSC2017-BNK8 BANK 2017-BNK8 Commercial Mortgage Pass Through Certificates Series 2017-BNK8

Appendix A-24 Document Custody Platform Transactions CTCNA Deal Identifier Long Name MSC2017-H1 Morgan Stanley Capital I Trust 2017-H1 Commercial Mortgage Pass-Through Certificates, Series 2017-H1 MSC2017-HR2 Morgan Stanley Capital I Trust 2017-HR2 Commercial Mortgage Pass-Through Certificates, Series 2017-HR2 MSC2018-BNK14 BANK 2018-BNK14 Commercial Mortgage Pass-Through Certificates, Series 2018- BNK14 MSC2018-H3 Morgan Stanley Capital I Trust 2018-H3, Commercial Mortgage Pass-Through Certificates, Series 2018-H3 MSC2018-H4 Morgan Stanley Capital I Trust 2018-H4 Commercial Mortgage Pass-Through Certificates, Series 2018-H4 MSC2018-L1 Morgan Stanley Capital I Trust 2018-L1 Commercial Mortgage Pass-Through Certificates, Series 2018-L1 MSC2019-BNK17 BANK 2019-BNK17 Commercial Mortgage Pass-Through Certificates, Series 2019- BNK17 MSC2019-BNK20 BANK 2019-BNK20 Commercial Mortgage Pass-Through Certificates, Series 2019- BNK20 MSC2019-H6 Morgan Stanley Capital I Trust 2019-H6 Commercial Mortgage Pass-Through Certificates, Series 2019-H6 MSC2019-H7 Morgan Stanley Capital I Trust 2019-H7 Commercial Mortgage Pass-Through Certificates, Series 2019-H7 MSC2019-L2 Morgan Stanley Capital I Trust 2019-L2 Commercial Mortgage Pass-Through Certificates, Series 2019-L2 MSC2019-L3 Morgan Stanley Capital I Trust 2019-L3 Commercial Mortgage Pass-Through Certificates, Series 2019-L3 MSC2020-HR8 Morgan Stanley Capital I Trust 2020-HR8 Commercial Mortgage Pass-Through Certificates, Series 2020-HR8 MSC2020-L4 Morgan Stanley Capital I Trust 2020-L4 Commercial Mortgage Pass-Through Certificates, Series 2020-L4 MSC2021-L5 Morgan Stanley Capital I Trust 2021-L5 Commercial Mortgage Pass- Through Certificates Series 2021-L5 MSC2021-L6 Morgan Stanley Capital I Trust 2021-L6 Commercial Mortgage Pass-Through Certificates Series 2021-L6 MSC2021-L7 Morgan Stanley Capital I Trust 2021-L7 Commercial Mortgage Pass-Through Certificates Series 2021-L7 MSC2021-PLZA Morgan Stanley Capital I Trust 2021-PLZA Commercial Mortgage Pass-Through Certificates, Series 2021-PLZA MSC2022-L8 Morgan Stanley Capital I Trust 2022-L8 Commercial Mortgage Pass-Through Certificates, Series 2022-L8 MSCC 11-C3 Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C3 MSCC 12-C4 Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 MSCFG2015-ALDR MSCCG Trust 2015-ALDR Commercial Mortgage Pass-Through Certificates, Series 2015-ALDR MSCI2015-UBS8 Morgan Stanley Capital I Trust 2015-UBS8, Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8 MSCI2016-PSQ Morgan Stanley Capital I Trust 2016-PSQ Commercial Mortgage Pass-Through Certificates, Series 2016-PSQ MSCI2016-UBS11 Morgan Stanley Capital I Trust 2016-UBS11, Commercial Mortgage Pass-Through Certificates Series 2016-UBS11 MSCI2016-UBS12 Morgan Stanley Capital I Trust 2016-UBS12, Commercial Mortgage Pass-Through Certificates Series 2016-UBS12 MSCI2016-UBS9 Morgan Stanley Capital I Trust 2016-UBS9 Commercial Mortgage Pass-Through Certificates, Series 2016-UBS9 MSCI2017-237P MSSG Trust 2017-237P, Commercial Mortgage Pass-Through Certificates, Series 2017- 237P MSCI2017-CC BXP Trust 2017-CC Commercial Mortgage Pass-Through Certificates, Series 2017-CC MSCI2017-GM BXP Trust 2017-GM, Commercial Mortgage Pass-Through Certificates, Series 2017-GM MSCI2018-MP Morgan Stanley Capital I Trust 2018-MP Commercial Mortgage Pass-Through Certificates, Series 2018-MP MSCI2020-CNP Morgan Stanley Capital I Trust 2020-CNP Commercial Mortgage Pass-Through Certificates, Series 2020-CNP MSM 2006-11 Morgan Stanley Mortgage Loan Trust 2006-11 Mortgage Pass-Through Certificates, Series 2006-11 MSM 2006-3AR Morgan Stanley Mortgage Loan Trust 2006-3AR Mortgage Pass-Through Certificates, Series 2006-3AR

Appendix A-25 Document Custody Platform Transactions CTCNA Deal Identifier Long Name MSM 2006-5AR Morgan Stanley Mortgage Loan Trust 2006-5AR Mortgage Pass-Through Certificates, Series 2006-5AR MSM 2006-6AR Morgan Stanley Mortgage Loan Trust 2006-6AR Mortgage Pass-Through Certificates, Series 2006-6AR MSM 2006-7 Morgan Stanley Mortgage Loan Trust 2006-7 Mortgage Pass-Through Certificates, Series 2006-7 MSM 2006-8AR Morgan Stanley Mortgage Loan Trust 2006-8AR Mortgage Pass-Through Certificates, Series 2006-8AR MSM 2007-12 Morgan Stanley Mortgage Loan Trust 2007-12 Mortgage Pass-Through Certificates, Series 2007-12 MSM 2007-13 Morgan Stanley Mortgage Loan Trust 2007-13 Mortgage Pass-Through Certificates, Series 2007-13 MSM 2007-14AR Morgan Stanley Mortgage Loan Trust 2007-14AR Mortgage Pass-Through Certificates, Series 2007-14AR MSSTI 2007-1 Morgan Stanley Structured Trust I 2007-1 Asset-Backed Certificates, Series 2007-1 MSWF2023-1 MSWF Commercial Mortgage Trust 2023-1 Commercial Mortgage Pass-Through Certificates Series 2023-1 MSWF2023-2 MSWF Commercial Mortgage Trust 2023-2 Commercial Mortgage Pass-Through Certificates, Series 2023-2 NAAC 2006-AF1 Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AF1 NAAC 2006-AF2 Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AF2 NAAC 2006-AP1 Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AP1 NAAC 2006-AR1 Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR1 NAAC 2006-AR2 Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR2 NAAC 2006-AR3 Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR3 NAAC 2006-AR4 Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR4 NAAC 2006-WF1 Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-WF1 NAAC 2007-1 Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2007-1 NAAC 2007-2 Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2007-2 NAAC 2007-3 Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2007-3 NCMS2017-75B Natixis Commercial Mortgage Securities Trust 2017-75B Commercial Mortgage Pass- Through Certificates, Series 2017-75B NCMS2018-ALXA Natixis Commercial Mortgage Securities Trust 2018-ALXA, Commercial Mortgage Pass- Through Certificates, Series 2018-ALXA NCMS2018-OSS Natixis Commercial Mortgage Securities Trust 2018-OSS Commercial Mortgage Pass Through Certificates Series 2018-OSS NCMS2018-TSQ 20 Times Square Trust 2018-20TS, Commercial Mortgage Pass-Through Certificates, Series 2018-20TS NCMS2019-10K Natixis Commercial Mortgage Securities Trust 2019-10K, Commercial Mortgage Pass- Through Certificates, Series 2019-10K NCMS2019-FAME Natixis Commercial Mortgage Securities Trust 2019-FAME, Commercial Mortgage Pass- Through Certificates, Series 2019-FAME NCMS2019-LVL Natixis Commercial Mortgage Securities Trust 2019-LVL, Commercial Mortgage Pass- Through Certificates, Series 2019-LVL NCMS2019-NEMA Natixis Commercial Mortgage Securities Trust 2019-NEMA, Commercial Mortgage Pass-Through Certificates, Series 2019-NEMA NCMT 2008-1 National City Mortgage Capital Trust 2008-1 Mortgage Pass-Through Certificates, Series 2008-1 NEWCASTLE 2007-1 New Castle Mortgage Securities Trust 2007-1 Asset-Backed Notes, Series 2007-1 NHEL 2006-AF1 Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-AF1 NHEL 2006-FM1 Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-FM1 NHEL 2006-FM2 Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-FM2 NHEL 2006-HE1 Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-HE1 NHEL 2006-HE2 Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-HE2

Appendix A-26 Document Custody Platform Transactions CTCNA Deal Identifier Long Name NHEL 2006-HE3 Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-HE3 NHEL 2006-WF1 Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-WF1 NHEL 2007-1 Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2007-1 NHEL 2007-2 Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2007-2 NHEL 2007-3 Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2007-3 NJ2023-GSP NJ Trust 2023-GSP Commercial Mortgage Pass-Through Certificates, Series 2023-GSP NRPMT2013-1 NRP Mortgage Trust 2013-1 Mortgage Pass-Through Certificates, Series 2013-1 OPTION ONE 2006-1 Option One Mortgage Loan Trust 2006-1 Asset-Backed Certificates, Series 2006-1 OPTION ONE 2006-2 Option One Mortgage Loan Trust 2006-2 Asset-Backed Certificates, Series 2006-2 OPTION ONE 2006-3 Option One Mortgage Loan Trust 2006-3 Asset-Backed Certificates, Series 2006-3 OPTION ONE 2007-1 Option One Mortgage Loan Trust 2007-1 Asset-Backed Certificates, Series 2007-1 OPTION ONE 2007-2 Option One Mortgage Loan Trust 2007-2 Asset-Backed Certificates, Series 2007-2 OPTION ONE 2007-3 Option One Mortgage Loan Trust 2007-3 Asset-Backed Certificates, Series 2007-3 OPTION ONE 2007-4 Option One Mortgage Loan Trust 2007-4 Asset-Backed Certificates, Series 2007-4 OPTION ONE 2007-5 Option One Mortgage Loan Trust 2007-5 Asset-Backed Certificates, Series 2007-5 OPTION ONE 2007-6 Option One Mortgage Loan Trust 2007-6 Asset-Backed Certificates, Series 2007-6 OPTION ONE 2007-CP1 Option One Mortgage Loan Trust 2007-CP1 Asset-Backed Certificates, Series 2007- CP1 OPTION ONE 2007-FXD1 Option One Mortgage Loan Trust 2007-FXD1 Asset-Backed Certificates, Series 2007- FXD1 OPTION ONE 2007-FXD2 Option One Mortgage Loan Trust 2007-FXD2 Asset-Backed Certificates, Series 2007- FXD2 OPTION ONE 2007-HL1 Option One Mortgage Loan Trust 2007-HL1 Asset-Backed Certificates, Series 2007- HL1 OWNIT 2006-2 OWNIT Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-2 PC 2006-1 People's Financial Realty Mortgage Securities Trust Series 2006-1, Mortgage Pass- Through Certificates, Series 2006-1 PHH 2008-CIM1 PHH Mortgage Trust, Series 2008-CIM1 Mortgage-Backed Notes, Series 2008-CIM1 PHH 2008-CIM2 PHH Mortgage Trust, Series 2008-CIM2 Mortgage-Backed Notes, Series 2008-CIM2 PHHAM 2007-1 PHH Alternative Mortgage Trust, Series 2007-1, Mortgage Pass-Through Certificates, Series 2007-1 PHHAM 2007-2 PHH Alternative Mortgage Trust, Series 2007-2, Mortgage Pass-Through Certificates, Series 2007-2 PHHAM 2007-3 PHH Alternative Mortgage Trust, Series 2007-3, Mortgage Pass-Through Certificates, Series 2007-3 PRIME 2006-1 Structured Asset Mortgage Investments II Inc., Prime Mortgage Trust, Certificates, Series 2006-1 PRIME 2006-CL1 Prime Mortgage Trust 2006-CL1, Mortgage Pass-Through Certificates, Series 2006- CL1 RBSCF2013-GSP RBS Commercial Funding Inc. 2013-GSP Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-GSP RBSGC 2007-B RBSGC Mortgage Loan Trust 2007-B, Mortgage Loan Pass-Through Certificates, Series 2007-B RENAISSANCE 2006-1 Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-1 RENAISSANCE 2006-2 Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-2 RENAISSANCE 2006-3 Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-3 RENAISSANCE 2006-4 Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-4 RENAISSANCE 2007-1 Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2007-1

Appendix A-27 Document Custody Platform Transactions CTCNA Deal Identifier Long Name RENAISSANCE 2007-2 Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2007-2 RENAISSANCE 2007-3 Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2007-3 RFCO2006EFC1 Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EFC1 RFCO2006EFC2 Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EFC2 RFCO2006EMX1 Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX1 RFCO2006EMX2 Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX2 RFCO2006EMX3 Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX3 RFCO2006EMX4 Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX4 RFCO2006EMX5 Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX5 RFCO2006EMX6 Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX6 RFCO2006EMX7 Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX7 RFCO2006EMX8 Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX8 RFCO2006EMX9 Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX9 RFCO2006HI1 Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Certificates Series 2006-HI1 RFCO2006HI2 Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Certificates Series 2006-HI2 RFCO2006HI3 Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Notes Series 2006-HI3 RFCO2006HI4 Residential Funding Mortgage Securities II, Inc. Home Loan Trust 2006-HI4 RFCO2006HI5 Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Certificates Series 2006-HI5 RFCO2006HSA1 Residential Funding Mortgage Securities II, Inc. Home Equity Loan Pass-Through Certificates Series 2006-HSA1 RFCO2006HSA2 Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates Series 2006-HSA2 RFCO2006HSA3 Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates Series 2006-HSA3 RFCO2006KS1 Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass- Through Certificates Series 2006-KS1 RFCO2006KS2 Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass- Through Certificates Series 2006-KS2 RFCO2006KS3 Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass- Through Certificates Series 2006-KS3 RFCO2006KS4 Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass- Through Certificates Series 2006-KS4 RFCO2006KS5 Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass- Through Certificates Series 2006-KS5 RFCO2006KS6 Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass- Through Certificates Series 2006-KS6 RFCO2006KS7 Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass- Through Certificates Series 2006-KS7 RFCO2006KS8 Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass- Through Certificates Series 2006-KS8 RFCO2006KS9 Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass- Through Certificates Series 2006-KS9 RFCO2006NC1 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-NC1 RFCO2006NC2 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-NC2 RFCO2006NC3 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-NC3 RFCO2006QA1 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA1 RFCO2006QA10 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA10

Appendix A-28 Document Custody Platform Transactions CTCNA Deal Identifier Long Name RFCO2006QA11 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA11 RFCO2006QA2 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA2 RFCO2006QA3 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA3 RFCO2006QA4 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA4 RFCO2006QA5 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA5 RFCO2006QA6 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA6 RFCO2006QA7 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA7 RFCO2006QA8 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA8 RFCO2006QA9 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA9 RFCO2006QH1 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QH1 RFCO2006QO1 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO1 RFCO2006QO10 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO10 RFCO2006QO2 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO2 RFCO2006QO3 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO3 RFCO2006QO4 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO4 RFCO2006QO5 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO5 RFCO2006QO6 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO6 RFCO2006QO7 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO7 RFCO2006QO8 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO8 RFCO2006QO9 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO9 RFCO2006QS1 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS1 RFCO2006QS10 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS10 RFCO2006QS11 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS11 RFCO2006QS12 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS12 RFCO2006QS13 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS13 RFCO2006QS14 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS14 RFCO2006QS15 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS15 RFCO2006QS16 Residential Accredit Loans, Inc Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS16 RFCO2006QS17 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS17 RFCO2006QS18 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS18 RFCO2006QS2 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS2 RFCO2006QS3 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS3 RFCO2006QS4 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS4 RFCO2006QS5 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS5

Appendix A-29 Document Custody Platform Transactions CTCNA Deal Identifier Long Name RFCO2006QS6 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS6 RFCO2006QS7 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS7 RFCO2006QS8 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS8 RFCO2006QS9 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS9 RFCO2006RS1 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RS1 RFCO2006RS2 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RS2 RFCO2006RS3 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RS3 RFCO2006RS4 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RS4 RFCO2006RS5 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RS5 RFCO2006RS6 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RS6 RFCO2006RZ1 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RZ1 RFCO2006RZ2 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RZ2 RFCO2006RZ3 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RZ3 RFCO2006RZ4 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RZ4 RFCO2006RZ5 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RZ5 RFCO2006S1 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S1 RFCO2006S10 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S10 RFCO2006S11 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S11 RFCO2006S12 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S12 RFCO2006S2 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S2 RFCO2006S3 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S3 RFCO2006S4 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S4 RFCO2006S5 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S5 RFCO2006S6 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S6 RFCO2006S7 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S7 RFCO2006S8 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S8 RFCO2006S9 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S9 RFCO2006SA1 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-SA1 RFCO2006SA2 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-SA2 RFCO2006SA3 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-SA3 RFCO2006SA4 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-SA4 RFCO2006SP1 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-SP1 RFCO2006SP2 RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS- THROUGH CERTIFICATES SERIES 2006-SP2 RFCO2006SP3 RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS- THROUGH CERTIFICATES SERIES 2006-SP3

Appendix A-30 Document Custody Platform Transactions CTCNA Deal Identifier Long Name RFCO2006SP4 Residentail Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-SP4 RFCO2007EMX1 Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass- Through Certificates Series 2007-EMX1 RFCO2007HI1 Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Notes Series 2007-HI1 RFCO2007KS1 Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass- Through Certificates Series 2007-KS1 RFCO2007KS2 Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass- Through Certificates Series 2007-KS2 RFCO2007KS3 Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass- Through Certificates Series 2007-KS3 RFCO2007KS4 Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass- Through Certificates Series 2007-KS4 RFCO2007QA1 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QA1 RFCO2007QA2 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QA2 RFCO2007QA3 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QA3 RFCO2007QA4 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QA4 RFCO2007QA5 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QA5 RFCO2007QH1 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH1 RFCO2007QH2 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH2 RFCO2007QH3 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH3 RFCO2007QH4 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH4 RFCO2007QH5 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH5 RFCO2007QH6 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH6 RFCO2007QH7 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH7 RFCO2007QH8 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH8 RFCO2007QH9 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH9 RFCO2007QO1 Residential Accredit Loans, Inc Mortgage Asset-Backed Pass-Through Certificates Series 2007-QO1 RFCO2007QO2 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QO2 RFCO2007QO3 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QO3 RFCO2007QO4 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QO4 RFCO2007QO5 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QO5 RFCO2007QS1 Residential Accredit Loans, Inc Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS1 RFCO2007QS10 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS10 RFCO2007QS11 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS11 RFCO2007QS2 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS2 RFCO2007QS3 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS3 RFCO2007QS4 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS4 RFCO2007QS5 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS5 RFCO2007QS6 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS6

Appendix A-31 Document Custody Platform Transactions CTCNA Deal Identifier Long Name RFCO2007QS7 Residential Accredit Loans, Inc Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS7 RFCO2007QS8 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS8 RFCO2007QS9 Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS9 RFCO2007RS1 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-Rs1 RFCO2007RS2 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-Rs2 RFCO2007RZ1 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-RZ1 RFCO2007S1 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S1 RFCO2007S2 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S2 RFCO2007S3 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S3 RFCO2007S4 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S4 RFCO2007S5 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S5 RFCO2007S6 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S6 RFCO2007S7 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S7 RFCO2007S8 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S8 RFCO2007S9 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S9 RFCO2007SA1 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-SA1 RFCO2007SA2 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-SA2 RFCO2007SA3 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-SA3 RFCO2007SA4 Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-SA4 RFCO2007SP1 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-SP1 RFCO2007SP2 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-SP2 RFCO2007SP3 Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-SP3 SABR 2006-FR1 Securitized Asset-Backed Receivables LLC Trust 2006-FR1 Mortgage Pass-Through Certificates, Series 2006-FR1 SABR 2006-FR2 Securitized Asset-Backed Receivables LLC Trust 2006-FR2 Mortgage Pass-Through Certificates, Series 2006-FR2 SABR 2006-FR3 Securitized Asset-Backed Receivables LLC Trust 2006-FR3 Mortgage Pass-Through Certificates, Series 2006-FR3 SABR 2006-HE1 Securitized Asset-Backed Receivables LLC Trust 2006-HE1 Mortgage Pass-Through Certificates, Series 2006-HE1 SABR 2006-HE2 Securitized Asset-Backed Receivables LLC Trust 2006-HE2 Mortgage Pass-Through Certificates, Series 2006-HE2 SABR 2006-NC1 Securitized Asset-Backed Receivables LLC Trust 2006-NC1 Mortgage Pass-Through Certificates, Series 2006-NC1 SABR 2006-OP1 Securitized Asset-Backed Receivables LLC Trust 2006-OP1 Mortgage Pass-Through Certificates, Series 2006-OP1 SABR 2006-WM1 Securitized Asset-Backed Receivables LLC Trust 2006-WM1 Mortgage Pass-Through Certificates, Series 2006-WM1 SABR 2006-WM2 Securitized Asset-Backed Receivables LLC Trust 2006-WM2 Mortgage Pass-Through Certificates, Series 2006-WM2 SABR2006-WM3 SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2006-WM3 MORTGAGE PASS- THROUGH CERTIFICATES SERIES 2006-WM3 SACO 2007-1 SACO I Trust Mortgage-Backed Certificates, Series 2007-1 SAIL 2006-1 Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-1 SAIL 2006-2 Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-2

Appendix A-32 Document Custody Platform Transactions CTCNA Deal Identifier Long Name SAIL 2006-3 Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-3 SAIL 2006-4 Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-4 SAMI II 2006-AR1 Structured Asset Mortgage Investments II Trust 2006-AR1 Mortgage Pass-Through Certificates, Series 2006-AR1 SAMI II 2006-AR2 Structured Asset Mortgage Investments II Trust 2006-AR2 Mortgage Pass-Through Certificates, Series 2006-AR2 SAMI II 2006-AR3 Structured Asset Mortgage Investments II Trust 2006-AR3 Mortgage Pass-Through Certificates, Series 2006-AR3 SAMI II 2006-AR4 Structured Asset Mortgage Investments II Trust 2006-AR4 Mortgage Pass-Through Certificates, Series 2006-AR4 SAMI II 2006-AR5 Structured Asset Mortgage Investments II Trust 2006-AR5 Mortgage Pass-Through Certificates, Series 2006-AR5 SAMI II 2006-AR8 Structured Asset Mortgage Investments II Trust 2006-AR8 Mortgage Pass-Through Certificates, Series 2006-AR8 SAMI II 2007-AR1 Structured Asset Mortgage Investments II Trust 2007-AR1 Mortgage Pass-Through Certificates, Series 2007-AR1 SAMI II 2007-AR2 Structured Asset Mortgage Investments II Trust 2007-AR2 Mortgage Pass-Through Certificates, Series 2007-AR2 SAMI II 2007-AR3 Structured Asset Mortgage Investments II Trust 2007-AR3 Mortgage Pass-Through Certificates, Series 2007-AR3 SAMI II 2007-AR4 Structured Asset Mortgage Investments II Trust 2007-AR4 Mortgage Pass-Through Certificates, Series 2007-AR4 SAMI II 2007-AR5 Structured Asset Mortgage Investments II Trust 2007-AR5 Mortgage Pass-Through Certificates, Series 2007-AR5 SAMI II 2007-AR6 Structured Asset Mortgage Investments II Trust 2007-AR6 Mortgage Pass-Through Certificates, Series 2007-AR6 SAMI II 2007-AR7 Structured Asset Mortgage Investments II Trust 2007-AR7 Mortgage Pass-Through Certificates, Series 2007-AR7 SARM 2006-1 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-1 SARM 2006-2 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-2 SARM 2006-3 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-3 SARM 2006-4 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-4 SARM 2006-5 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-5 SARM 2006-7 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-7 SARM 2006-8 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-8 SARM 2007-11 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-11 SARM 2007-3 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-3 SARM 2007-4 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-4 SARM 2007-6 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-6 SARM 2007-9 Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-9 SASCO 2006-BC1 Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC1 SASCO 2006-BC2 Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC2 SASCO 2006-BC3 Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC3 SASCO 2006-BC5 Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC5 SASCO 2006-BC6 Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC6 SASCO 2006-OPT1 Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-OPT1 SASCO 2006-WF1 Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-WF1

Appendix A-33 Document Custody Platform Transactions CTCNA Deal Identifier Long Name SASCO 2006-WF2 Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-WF2 SASCO 2006-WF3 Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-WF3 SASCO 2007-BC1 Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-BC1 SASCO 2007-BC3 Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-BC3 SASCO 2007-WF1 Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-WF1 SASCO 2007-WF2 Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-WF2 SCOTT2023-SFS SCOTT Trust 2023-SFS Commerical Mortgage Pass-Through Certificates, SCOTT2023- SFS SEMT 2012-6 Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates, Series 2012-6 SEMT 2013-2 Sequoia Mortgage Trust 2013-2 Mortgage Pass-Through Certificates, Series 2013-2 SEMT 2013-3 Sequoia Mortgage Trust 2013-3 Mortgage Pass-Through Certificates, Series 2013-3 SEMT 2013-4 Sequoia Mortgage Trust 2013-4 Mortgage Pass-Through Certificates, Series 2013-4 SEMT 2013-5 Sequoia Mortgage Trust 2013-5 SEMT 2013-6 Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates, Series 2013-6 SEMT 2013-7 Sequoia Mortgage Trust 2013-7 Mortgage Pass-Through Certificates, Series 2013-7 SEQUOIA 2006-1 Sequoia Mortgage Trust 2006-1 SEQUOIA 2007-1 Sequoia Mortgage Trust 2007-1 SEQUOIA 2007-2 Sequoia Mortgage Trust 2007-2 SEQUOIA 2007-3 Sequoia Mortgage Trust 2007-3 SEQUOIA 2007-4 Sequoia Mortgage Trust 2007-4 SGCMS2016-C5 SG Commercial Mortgage Securities LLC Commercial Mortgage Pass-Through Certificates, Series 2016-C5 SGCMS2019-787E SG Commercial Mortgage Securities Trust 2019-787E, Commercial Mortgage Pass- Through Certificates, Series 2019-787E SGCMS2019-PREZ SG Commercial Mortgage Securities Trust 2019-PREZ, Commercial Mortgage Pass- Through Certificates, Series 2019-PREZ SGCMS2020-COVE SG Commercial Mortgage Securities Trust 2020-COVE, Commercial Mortgage Pass- Through Certificates, Series 2020-COVE SGMS 2006-FRE1 SG Mortgage Securities Trust 2006-FRE1 Asset-Backed Certificates, Series 2006- FRE1 SGMS 2006-FRE2 SG Mortgage Securities Trust 2006-FRE2 Asset-Backed Certificates, Series 2006- FRE2 SGMS 2006-OPT2 SG Mortgage Securities Trust 2006-OPT2 Asset-Backed Certificates, Series 2006- OPT2 SMTS2013-10 Sequoia Mortgage Trust 2013-10 Mortgage Pass-Through Certificates, Series 2013-10 SMTS2013-11 Sequoia Mortgage Trust 2013-11 Mortgage Pass-Through Certificates, Series 2013-11 SMTS2013-12 Sequoia Mortgage Trust 2013-12 Mortgage Pass-Through Certificates, Series 2013-12 SMTS2013-8 Sequoia Mortgage Trust 2013-8 Mortgage Pass-Through Certificates, Series 2013-8 SMTS2013-9 Sequoia Mortgage Trust 2013-9 Mortgage Pass-Through Certificates, Series 2013-9 SMTS2014-1 Sequoia Mortgage Trust 2014-1 Mortgage Pass-Through Certificates, Series 2014-1 SMTS2014-2 Sequoia Mortgage Trust 2014-2 Mortgage Pass-Through Certificates, Series 2014-2 SMTS2014-3 Sequoia Mortgage Trust 2014-3 Mortgage Pass-Through Certificates, Series 2014-3 SMTS2014-4 Sequoia Mortgage Trust 2014-4 Mortgage Pass-Through Certificates, Series 2014-4 SMTS2015-1 Sequoia Mortgage Trust 2015-1 Mortgage Pass-Through Certificates, Series 2015-1

Appendix A-34 Document Custody Platform Transactions CTCNA Deal Identifier Long Name SMTS2015-2 Sequoia Mortgage Trust 2015-2 Mortgage Pass-Through Certificates, Series 2015-2 SMTS2015-3 Sequoia Mortgage Trust 2015-3 Mortgage Pass-Through Certificates, Series 2015-3 SMTS2015-4 Sequoia Mortgage Trust 2015-4 Mortgage Pass-Through Certificates, Series 2015-4 SMTS2016-1 Sequoia Mortgage Trust 2016-1 Mortgage Pass-Through Certificates, Series 2016-1 SMTS20162 Sequoia Mortgage Trust 2016-2 Mortgage Pass-Through Certificates, Series 2016-2 SMTS2016-3 Sequoia Mortgage Trust 2016-3 Mortgage Pass-Through Certificates, Series 2016-3 SMTS2017-1 Sequoia Mortgage Trust 2017-1 Mortgage Pass-Through Certificates, Series 2017-1 SMTS2017-2 Sequoia Mortgage Trust 2017-2 Mortgage Pass-through Certificates, Series 2017-2 SMTS2017-3 Sequoia Mortgage Trust 2017-3 Mortgage Pass-Through Certificates, Series 2017-3 SMTS2017-4 Sequoia Mortgage Trust 2017-4 Mortgage Pass-Through Certificates, Series 2017-4 SMTS2017-5 Sequoia Mortgage Trust 2017-4 Mortgage Pass-Through Certificates, Series 2017-5 SMTS2017-6 Sequoia Mortgage Trust 2017-6 Mortgage Pass-Through Certificates, Series 2017-6 SMTS2017-7 Sequoia Mortgage Trust 2017-7 Mortgage Pass-Through Certificates, Series 2017-7 SMTS2017-CH1 Sequoia Mortgage Trust 2017-CH1 Mortgage Pass-Through Certificates, Series 2017- CH1 SMTS2017-CH2 Sequoia Mortgage Trust 2017-CH2 Mortgage Pass-Through Certificates, Series 2017- CH1 SMTS2018-1 Sequoia Mortgage Trust 2017-CH1 Mortgage Pass-Through Certificates, Series 2018-1 SMTS2018-2 Sequoia Mortgage Trust 2018-2 Mortgage Pass-Through Certificates, Series 2018-1 SMTS2018-3 Sequoia Mortgage Trust 2018-3 Mortgage Pass-Through Certificates, Series 2018-3 SMTS2018-4 Sequoia Mortgage Trust 2018-4 Mortgage Pass-Through Certificates, Series 2018-4 SMTS2018-5 Sequoia Mortgage Trust 2018-4 Mortgage Pass-Through Certificates, Series 2018-5 SMTS2018-6 Sequoia Mortgage Trust 2018-6 Mortgage Pass-Through Certificates, Series 2018-6 SMTS2018-7 Sequoia Mortgage Trust 2018-7 Mortgage Pass-Through Certificates, Series 2018-7 SMTS2018-8 Sequoia Mortgage Trust 2018-8 Mortgage Pass-Through Certificates, Series 2018-8 SMTS2018-CH1 Sequoia Mortgage Trust 2018-CH1 Mortgage Pass-Through Certificates, Series 2018- CH1 SMTS2018-CH2 Sequoia Mortgage Trust 2018-CH2 Mortgage Pass-Through Certificates, Series 2018- CH2 SMTS2018-CH3 Sequoia Mortgage Trust 2018-CH3 Mortgage Pass-Through Certificates, Series 2018- CH3 SMTS2018-CH4 Sequoia Mortgage Trust 2018-CH4 Mortgage Pass-Through Certificates, Series 2018- CH4 SMTS2019-1 Sequoia Mortgage Trust 2019-1 Mortgage Pass-Through Certificates, Series 2019-1 SMTS2019-2 Sequoia Mortgage Trust 2019-2 Mortgage Pass-Through Certificates, Series 2019-2 SMTS2019-3 Sequoia Mortgage Trust 2019-3 SMTS2019-4 Sequoia Mortgage Trust 2019-4 SMTS2019-5 Sequoia Mortgage Trust 2019-5 SMTS2019-CH1 Sequoia Mortgage Trust 2019-CH1 Mortgage Pass-Through Certificates, Series 2019- CH1 SMTS2019-CH2 Sequoia Mortgage Trust 2019-CH2 Mortgage Pass-Through Certificates Series 2019- CH2 SMTS2019-CH3 Sequoia Mortgage Trust 2019-CH3 Mortgage Pass-Through Certificates Series 2019- CH3 SMTS2020-1 Redwood SEMT 2020-1

Appendix A-35 Document Custody Platform Transactions CTCNA Deal Identifier Long Name SMTS2020-2 Redwood SEMT 2020-2 SMTS2020-3 Redwood SEMT 2020-3 SMTS2020-4 SEQUOIA MORTGAGE TRUST 2020-4 SMTS2020-5 Sequoia Mortgage Trust 2020-5 SMTS2020-MC1 Sequoia Residential Funding, Inc. SMTS2021-1 Sequoia Residential Funding, Inc. SMTS2021-2 Sequoia Residential Funding, Inc. SMTS2021-3 Sequoia Residential Funding, Inc. Sequoia Mortgage Trust 2021-3 SMTS2021-4 Sequoia Residential Funding, Inc. SMTS2021-5 Sequoia Residential Funding, Inc. SMTS2021-6 SEQUOIA RESIDENTIAL FUNDING, INC. SMTS2021-7 SEQUOIA RESIDENTIAL FUNDING, INC. SMTS2021-8 Sequoia Residential Funding, Inc. SMTS2021-9 Sequoia Residential Funding, Inc. SMTS2022-1 Sequoia Residential Funding, Inc. SMTS2023-1 Sequoia Residential Funding, Inc. Sequoia Mortgage Trust 2023-1 SMTS2023-2 Sequoia Mortgage Trust 2023-2 Sequoia Residential Funding, Inc. SMTS2023-3 Sequoia Mortgage Trust 2023-3 Sequoia Residential Funding, Inc. SMTS2023-4 Sequoia Mortgage Trust 2023-4 Sequoia Residential Funding, Inc. SMTS2023-5 Sequoia Mortgage Trust 2023-5 Sequoia Residential Funding, Inc. STARM 2007-2 STARM Mortgage Loan Trust 2007-2 Mortgage Pass-Through Certificates, Series 2007- 2 STARM 2007-3 STARM Mortgage Loan Trust 2007-3 Mortgage Pass-Through Certificates, Series 2007- 3 SUM2022-BVUE SUMIT 2022-BVUE Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2022-BVUE SV 2007-OPT1 Soundview Home Loan Trust 2007-OPT1 Asset-Backed Certificates, Series 2007-OPT1 SV 2007-OPT2 Soundview Home Loan Trust 2007-OPT2 Asset-Backed Certificates, Series 2007- OPT2 SV 2007-OPT3 Soundview Home Loan Trust 2007-0PT3 Asset-Backed Certificates, Series 2007-0PT3 SV 2007-OPT4 Soundview Home Loan Trust 2007-OPT4 Asset-Backed Certificates, Series 2007-OPT4 SV 2007-OPT5 Soundview Home Loan Trust 2007-OPT5 Asset-Backed Certificates, Series 2007-OPT5 TYSN2023-CRNR TYSN 2023-CRNR Mortgage Trust Commercial Mortgage Pass-Through Certificates UBS2017-C1 UBS Commercial Mortgage Trust 2017-C1 Commercial Mortgage Pass-Through Certificates Series 2017-C1 Series 2017-C1 UBS2017-C2 UBS Commercial Mortgage Trust 2017-C2 Commercial Mortgage Pass-Through Certificates Series 2017-C2 Series 2017-C2 UBS2017-C3 UBS Commercial Mortgage Trust 2017-C3 Commercial Mortgage Pass-Through Certificates Series 2017-C3 Series 2017-C3 UBS2017-C4 UBS Commercial Mortgage Trust 2017-C4 Commercial Mortgage Pass-Through Certificates Series 2017-C4 Series 2017-C4 UBS2017-C5 UBS Commercial Mortgage Trust 2017-C5 Commercial Mortgage Pass-Through Certificates Series 2017-C5 UBS2017-C6 UBS Commercial Mortgage Trust 2017-C6 Commercial Mortgage Pass-Through Certificates Series 2017-C6 Series 2017-C6 UBS2017-C7 UBS Commercial Mortgage Trust 2017-C7 Commercial Mortgage Pass-Through Certificates Series 2017-C7 UBS 2018-C10 UBS Commercial Mortgage Trust 2018-C10 Commercial Mortgage Pass-Through Certificates Series 2018-C10 UBS2018-C11 UBS Commercial Mortgage Trust 2018-C11 Commercial Mortgage Pass-Through Certificates Series 2018-C11 UBS2018-C12 UBS Commercial Mortgage Trust 2018-C12 Commercial Mortgage Pass-Through Certificates Series 2018-C12 UBS2018-C13 UBS Commercial Mortgage Trust 2018-C13 Commercial Mortgage Pass-Through Certificates Series 2018-C13

Appendix A-36 Document Custody Platform Transactions CTCNA Deal Identifier Long Name UBS2018-C14 UBS Commercial Mortgage Trust 2018-C14 Commercial Mortgage Pass-Through Certificates Series 2018-C14 UBS2018-C15 UBS Commercial Mortgage Trust 2018-C15 Commercial Mortgage Pass-Through Certificates Series 2018-C15 UBS2018-C8 UBS Commercial Mortgage Trust 2018-C8 Commercial Mortgage Pass-Through Certificates Series 2018-C8 UBS2018-C9 UBS Commercial Mortgage Trust 2018-C9 Commercial Mortgage Pass-Through Certificates Series 2018-C9 UBS2019-C16 UBS Commercial Mortgage Trust 2019-C16 Commercial Mortgage Pass-Through Certificates Series 2019-C16 UBS2019-C17 UBS Commercial Mortgage Trust 2019-C17 Commercial Mortgage Pass-Through Certificates Series 2019-C17 UBS2019-C18 UBS Commercial Mortgage Trust 2019-C18, Commercial Mortgage Pass-Through Certificates Series 2019-C18 VNDO TRUST 2016-350P VNDO Trust 2016-350P Commercial Mortgage Pass-Through Certificates, Series 2016- 350P WACHOVIA 2006-C23 Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C23 WACHOVIA 2006-C28 Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C28 WACHOVIA 2006-C29 Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C29 WACHOVIA 2007-C31 Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C31 WACHOVIA 2007-C33 Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C33 WACHOVIA 2007-C34 Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C34 WFALT 2007-PA1 Wells Fargo Alternative Loan 2007-PA1 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1 WFALT 2007-PA2 Wells Fargo Alternative Loan 2007-PA2 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA2 WFALT 2007-PA3 Wells Fargo Alternative Loan 2007-PA3 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA3 WFALT 2007-PA4 Wells Fargo Alternative Loan 2007-PA4 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA4 WFALT 2007-PA5 Wells Fargo Alternative Loan 2007-PA5 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA5 WFALT 2007-PA6 Wells Fargo Alternative Loan 2007-PA6 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA6 WFCM 12-LC5 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2012-LC5 WFCM2014-LC16 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2014-LC16 WFCM2014-LC18 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2014-LC18 WFCM2015-C26 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2015-C26 WFCM2015-C27 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2015-C27 WFCM2015-C28 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2015-C28 WFCM2015-C29 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2015-C29 WFCM2015-C30 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2015-C30 WFCM2015-C31 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2015-C31 WFCM2015-LC20 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2015-LC20 WFCM2015-LC22 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2015-LC22 WFCM2015-NXS1 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2015-NXS1 WFCM2015-NXS2 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2015-NXS2 WFCM2015-NXS3 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2015-NXS3

Appendix A-37 Document Custody Platform Transactions CTCNA Deal Identifier Long Name WFCM2015-NXS4 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2015-NXS4 WFCM2015-P2 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2015-P2 WFCM 2015-SG1 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2015-SG1 WFCM2016-BNK1 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2016-BNK1 WFCM2016-C32 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2016-C32 WFCM2016-C33 Wells Fargo Commercial Mortgage Trust 2016-C33, Commercial Mortgage Pass- Through Certificates, Series 2016-C33 WFCM2016-C34 Wells Fargo Commercial Mortgage Trust 2016-C34, Commercial Mortgage Pass- Through Certificates, Series 2016-C34 WFCM2016-C35 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass Through Certificates, Series 2016-C35 WFCM2016-C36 Wells Fargo Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C36 WFCM2016-C37 Wells Fargo Commercial Mortgage Trust 2016-C37, Commercial Mortgage Pass- Through Certificates, Series 2016-C37 WFCM2016-LC24 Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates, Series 2016-LC24 WFCM2016-LC25 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2016-LC25 WFCM2016-NXS5 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2016-NXS5 WFCM2016-NXS6 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2016-NXS6 WFCM2017-BNK4 BANK 2017-BNK4 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK4 WFCM2017-BNK7 BANK 2017-BNK7 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK7 WFCM2017-C38 Wells Fargo Commercial Mortgage Trust 2017-C38, Commercial Mortgage Pass- Through Certificates, Series 2017-C38 WFCM2017-C39 Wells Fargo Commercial Mortgage Trust 2017-C39, Commercial Mortgage Pass- Through Certificates, Series 2017-C39 WFCM2017-C40 Wells Fargo Commercial Mortgage Trust 2017-C40, Commercial Mortgage Pass- Through Certificates, Series 2017-C40 WFCM2017-C41 Wells Fargo Commercial Mortgage Trust 2017-C41, Commercial Mortgage Pass- Through Certificates, Series 2017-C41 WFCM2017-C42 Wells Fargo Commercial Mortgage Trust 2017-C42, Commercial Mortgage Pass- Through Certificates, Series 2017-C42 WFCM2017-RB1 Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass- Through Certificates, Series 2017-RB1 WFCM2017-RC1 Wells Fargo Commercial Mortgage Trust 2017-RC1, Commercial Mortgage Pass- Through Certificates, Series 2017-RC1 WFCM2018-1745 Wells Fargo Commercial Mortgage Trust 2018-1745, Commercial Mortgage Pass- Through Certificates, Series 2018-1745 WFCM2018-BNK10 BANK 2018-BNK10 Commercial Mortgage Pass-Through Certificates, Series 2018- BNK10 WFCM2018-BNK13 BANK 2018-BNK13 Commercial Mortgage Pass-Through Certificates, Series 2018- BNK13 WFCM2018-C43 Wells Fargo Commercial Mortgage Trust 2018-C43, Commercial Mortgage Pass- Through Certificates, Series 2018-C43 WFCM2018-C44 Wells Fargo Commercial Mortgage Trust 2018-C44, Commercial Mortgage Pass- Through Certificates, Series 2018-C44 WFCM2018-C45 Wells Fargo Commercial Mortgage Trust 2018-C45, Commercial Mortgage Pass- Through Certificates, Series 2018-C45 WFCM2018-C46 Wells Fargo Commercial Mortgage Trust 2018-C46, Commercial Mortgage Pass- Through Certificates, Series 2018-C46 WFCM2018-C47 Wells Fargo Commercial Mortgage Trust 2018-C47, Commercial Mortgage Pass- Through Certificates, Series 2018-C47 WFCM2018-C48 Wells Fargo Commercial Mortgage Trust 2018-C48, Commercial Mortgage Pass- Through Certificates, Series 2018-C48 WFCM2019-55HY Hudson Yards 2019-55HY Mortgage Trust, Commercial Mortgage Pass-Through Certificates WFCM2019-BNK16 BANK 2019-BNK16 Commercial Mortgage Pass-Through Certificates, Series 2019- BNK16

Appendix A-38 Document Custody Platform Transactions CTCNA Deal Identifier Long Name WFCM2019-BNK19 BANK 2019-BNK19 Commercial Mortgage Pass-Through Certificates, Series 2019- BNK19 WFCM2019-BNK22 BANK 2019-BNK22 Commercial Mortgage Pass-Through Certificates, Series 2019- BNK22 WFCM2019-C49 Wells Fargo Commercial Mortgage Trust 2019-C49, Commercial Mortgage Pass- Through Certificates, Series 2019-C49 WFCM2019-C50 Wells Fargo Commercial Mortgage Trust 2019-C50, Commercial Mortgage Pass- Through Certificates, Series 2019-C50 WFCM2019-C51 Wells Fargo Commercial Mortgage Trust 2019-C51, Commercial Mortgage Pass- Through Certificates, Series 2019-C51 WFCM2019-C52 Wells Fargo Commercial Mortgage Trust 2019-C52, Commercial Mortgage Pass- Through Certificates, Series 2019-C52 WFCM2019-C53 Wells Fargo Commercial Mortgage Trust 2019-C53, Commercial Mortgage Pass- Through Certificates, Series 2019-C53 WFCM2019-C54 Wells Fargo Commercial Mortgage Trust 2019-C54, Commercial Mortgage Pass- Through Certificates, Series 2019-C54 WFCM2020-BNK25 BANK 2020-BNK25 Commercial Mortgage Pass-Through Certificates, Series 2020- BNK25 WFCM2020-C55 Wells Fargo Commercial Mortgage Trust 2020-C55, Commercial Mortgage Pass- Through Certificates, Series 2020-C55 WFCM2020-C56 Wells Fargo Commercial Mortgage Trust 2020-C56, Commercial Mortgage Pass- Through Certificates, Series 2020-C56 WFCM2020-C57 Wells Fargo Commercial Mortgage Trust 2020-C57 Commercial Mortgage Pass- Through Certificates, Series 2020-C57 WFCM2020-C58 Wells Fargo Commercial Mortgage Trust 2020-C58 Commercial Mortgage Pass- Through Certificates, Series 2020-C58 WFCM2021-BNK34 BANK 2021-BNK34 Commercial Mortgage Pass-Through Certificates Series 2021- BNK34 WFCM2021-BNK37 BANK 2021-BNK37 Commercial Mortgage Pass-Through Certificates Series 2021- BNK37 WFCM2021-C59 Wells Fargo Commercial Mortgage Trust 2021-C59 Commercial Mortgage Pass- Through Certificates, Series 2021-C59 WFCM2021-C60 Wells Fargo Commercial Mortgage Trust 2021-C60 Commercial Mortgage Pass- Through Certificates, Series 2021-C60 WFCM2021-C61 Wells Fargo Commercial Mortgage Trust 2021-C61 Commercial Mortgage Pass- Through Certificates, Series 2021-C61 WFCM2022-C62 Wells Fargo Commercial Mortgage Trust 2022-C62 Commercial Mortgage Pass- Through Certificates, Series 2022-C62 WFCM2022-JS2 Wells Fargo Commercial Mortgage Trust 2022-JS2 Commercial Mortgage Pass-Through Certificates, Series 2022-JS2 WFCM2023-5YR1 BANK5 2023-5YR1 Commercial Mortgage Pass-Through Certificates, Series 2023-5YR1 WFCM2023-ONLP OAKST Commercial Mortgage Trust 2023-NLP Commercial Mortgage Pass-Through Certificates, Series 2023-NLP WFCMT 2013-LC12 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2013-LC12 WFHET 2006-1 Wells Fargo Home Equity Asset-Backed Securities 2006-1 Trust Home Equity Asset- Backed Certificates, Series 2006-1 WFHET 2006-2 Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust Home Equity Asset- Backed Certificates, Series 2006-2 WFHET 2006-3 Wells Fargo Home Equity Asset-Backed Securities 2006-3 Trust Home Equity Asset- Backed Certificates, Series 2006-3 WFHET 2007-1 Wells Fargo Home Equity Asset-Backed Securities 2007-1 Trust Home Equity Asset- Backed Certificates, Series 2007-1 WFHET 2007-2 Wells Fargo Home Equity Asset-Backed Securities 2007-2 Trust Home Equity Asset- Backed Certificates, Series 2007-2 WFMBS 06-AR1 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR1 WFMBS 06-AR4 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR4 WFMBS 06-AR5 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR5 WFMBS 2006-20 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-20 WFMBS 2006-7 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-7 WFMBS 2006-AR11 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR11

Appendix A-39 Document Custody Platform Transactions CTCNA Deal Identifier Long Name WFMBS 2006-AR12 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates Series 2006-AR12 WFMBS 2006-AR13 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR13 WFMBS 2006-AR14 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR14 WFMBS 2006-AR15 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR15 WFMBS 2006-AR16 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR16 WFMBS 2006-AR19 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR19 WFMBS 2007-15 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-15 WFMBS 2007-17 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-17 WFMBS 2007-7 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-7 WFMBS 2007-AR10 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR10 WFMBS 2007-AR3 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR3 WFMBS 2007-AR4 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR4 WFMBS 2007-AR5 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR5 WFMBS 2007-AR6 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR6 WFMBS 2007-AR7 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR7 WFMBS 2007-AR8 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR8 WFMBS 2007-AR9 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR9 WFMBS 2008-AR1 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2008-AR1 WFMBS 2008-AR2 Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2008-AR2 WFMBS2018-1 Wells Fargo Mortgage Backed Securities 2018-1 Trust Mortgage Pass-Through Certificates WFMBS2019-1 Wells Fargo Mortgage Backed Securities 2019-1 Trust Mortgage Pass-Through Certificates WFMBS2019-2 Wells Fargo Mortgage Backed Securities 2019-2 Trust Mortgage Pass-Through Certificates WFMBS2019-3 Wells Fargo Mortgage Backed Securities 2019-3 Trust Mortgage Pass-Through Certificates WFMBS2019-4 Wells Fargo Mortgage Backed Securities 2019-4 Trust Mortgage Pass Through Certificates, Series 2019-4 WFMBS2020-1 Wells Fargo Mortgage Backed Securities 2020-1 Trust Mortgage Pass Through Certificates, Series 2020-1 WFMBS2020-2 Wells Fargo Mortgage Backed Securities 2020-2 Trust Mortgage Pass Through Certificates, Series 2020-2 WFMBS2020-3 Wells Fargo Mortgage Backed Securities 2020-3 Trust Mortgage Pass Through Certificates, Series 2020-3 WFMBS2020-4 Wells Fargo Mortgage Backed Securities 2020-4 Trust, Mortgage Pass-Through Certificates, Series 2020-4 WFMBS2020-5 Wells Fargo Mortgage Backed Securities 2020-5 Trust Mortgage Pass-Through Certificates, Series 2020-5 WFMBS2020-RR1 Wells Fargo Mortgage Backed Securities 2020-RR1 Trust, Mortgage Pass-Through Certificates, Series 2020-RR1 WFMBS2021-1 Wells Fargo Mortgage Backed Securities 2021-1 Trust, Mortgage Pass-Through Certificates, Series 2021-1 WFMBS2021-2 Wells Fargo Mortgage Backed Securities 2021-2 Trust Mortgage Pass-Through Certificates WFMBS2021-INV1 Wells Fargo Mortgage Backed Securities 2021-INV1 Trust Mortgage Pass-Through Certificates WFMBS2021-INV2 Wells Fargo Mortgage Backed Securities 2021-INV2 Trust Mortgage Pass-Through Certificates

Appendix A-40 Document Custody Platform Transactions CTCNA Deal Identifier Long Name WFMBS2021-RR1 Wells Fargo Mortgage Backed Securities 2021-RR1 Trust, Mortgage Pass-Through Certificates WFMBS2022-1 Wells Fargo Mortgage Backed Securities 2022-1 Trust Mortgage Pass-Through Certificates WFMBS2022-2 Wells Fargo Mortgage Backed Securities 2022-2 Trust Mortgage Pass-Through Certificates WFMBS2022-INV1 Wells Fargo Mortgage Backed Securities 2022-INV1 Trust Mortgage Pass-Through Certificates WFRBS 11-C5 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2011-C5 WFRBS 12-C10 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2012-C10 WFRBS 12-C7 RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C7 WFRBS 12-C8 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2012-C8 WFRBS 12-C9 RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C9 WFRBS 13-C11 RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C11 WFRBS 13-C12 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2013-C12 WFRBS 13-C13 RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C13 WFRBS 13-C14 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2013-C14 WFRBS2013-C15 RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C15 WFRBS2013-C16 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2013-C16 WFRBS2013-C17 RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C17 WFRBS2013-C18 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2013-C18 WFRBS2013-UBS1 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2013-UBS1 WFRBS2014-C19 RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C19 WFRBS2014-C20 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2014-C20 WFRBS2014-C21 RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C21 WFRBS2014-C22 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2014-C22 WFRBS2014-C23 RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C23 WFRBS2014-C24 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2014-C24 WFRBS2014-C25 RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C25 WFRBS2014-LC14 Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass- Through Certificates, Series 2014-LC14 WMCMWMC20061 GE-WMC Mortgage Securities LLC Asset-Backed Pass-Through Certificates, Series 2006-1